As filed with the Securities and Exchange Commission on June 3, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08846

Tributary Funds, Inc.

Tributary Capital Management, LLC
1620 Dodge Street
Omaha, Nebraska 68197

Karen Shaw
Atlantic Fund Services, LLC
Three Canal Plaza, Suite 600
Portland, ME 04101

Registrant's telephone number, including area code: (800) 662-4203

Date of fiscal year end: March 31

Date of reporting period: April 1, 2015 – March 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

TRIBUTARY FUNDS

Tributary Funds®

Annual Report

March 31, 2016

Tributary Short-Intermediate Bond Fund
Institutional Class: FOSIX
Institutional Plus Class: FOSPX

Tributary Income Fund
Institutional Class: FOINX
Institutional Plus Class: FOIPX

Tributary Nebraska Tax-Free Fund
Institutional Plus Class: FONPX

Tributary Balanced Fund
Institutional Class: FOBAX
Institutional Plus Class: FOBPX

Tributary Growth Opportunities Fund
Institutional Class: FOGRX
Institutional Plus Class: FOGPX

Tributary Small Company Fund
Institutional Class: FOSCX
Institutional Plus Class: FOSBX

Notice to Investors

Shares of Tributary Funds:

• Are Not FDIC Insured • May Lose Value • Have No Bank Guarantee

Investors should carefully consider the investment objectives, risks, charges and expenses of the Tributary Funds. Mutual funds involve risk including loss of principal. This and other important information about the Tributary Funds is contained in the prospectus, which can be obtained by calling 1-800-662-4203 or by visiting www.tributaryfunds.com. The prospectus should be read carefully before investing. The Tributary Funds are distributed by Northern Lights Distributors, LLC member FINRA. Northern Lights and the Tributary Funds' investment adviser are not affiliated.

Table of Contents
Shareholder Letter	1
Management Discussion and Analysis	3
Schedules of Portfolio Investments	15
Statements of Assets and Liabilities	36
Statements of Operations	38
Statements of Changes in Net Assets	40
Financial Highlights	42
Notes to Financial Statements	44
Additional Fund Information	53
Directors and Officers	55
Investment Advisory Agreement Approval	57

Dear Shareholder:
As of March 31, 2016, our fiscal year end, Tributary Funds' net assets stood at $902 million, an increase of 12.1%, or just under $100 million year over year. This growth was achieved against a backdrop of challenging equity markets, with the bellwether benchmark S&P 500 Index up a modest 1.77% for the same period.  We continued in 2015 to see a positive trend the Funds have seen over the last several years, with net inflows into the complex of over $81 million.  We are pushing our distribution opportunities out on a national basis, the most recent wins with UBS and Wells Fargo, two powerful and significant national and international distribution channels.  We recently were chosen by Charles Schwab to participate in their "Select List" with our Small Company Fund.  This designation is the highest stamp of approval within the Schwab mutual fund system, and has been delivering steady flows to the complex over the last quarter.  As of the writing of this letter, of our 5 funds ranked by Morningstar, the Small Company Fund is ranked 5 stars, out of 643 Small Blend funds.  The Growth Opportunities, Income and Balanced Funds received 4 stars, out of 640 Mid-Cap Growth, 951 Intermediate-Term Bond and 856 Moderate Allocation Bond funds respectively.  Our Short Intermediate Fund received a 3 star rating out of 490 Short-Term Bond funds.  (Morningstar proprietary ratings reflect risk-adjusted performance through March 31, 2016.)   This reflects commitment of our portfolio managers in each of these strategies to deliver strong risk adjusted returns on behalf of our valued clients.  Finally, consistent with our niche oriented boutique funds distribution strategy, we added a new fund at the end of 2015, the Nebraska Tax Free Fund, whose target market will be residents of Nebraska looking for the dual benefit of income free of taxes at both the Federal and State levels.

Our Mutual Fund family began operations as the First Omaha Funds in 1992, whose sole purpose was to support the investment management function of the trust department of the First National Bank of Omaha. With the advent of stronger technology through internet based operational platforms in the mid to late 1990s, it became possible for most investment management organizations to access funds from almost any provider.  First National Bank decided to embrace this industry best practice in 1999, which shifted our fund strategy away from one local source of distribution to a more nationally oriented distribution strategy by necessity.  However, to compete on a national level, fund offerings needed to be strong in both performance and process.  In 2001, the name of the complex was changed from First Omaha to First Focus, to allow us a brand not tied to a specific geography.

Over the ensuing nine year period, the complex battled the necessary exodus from the parent company of assets driven by this new technology driven open architecture concept.  At the same time, we struggled to attract assets from the outside.  At the end of 2001, the complex stood at $762 million in assets.  Nine years later, at the end of 2010, the assets stood at $853 million.  Although an increase of 12%, we were suffering negative inflows, simply put a lack of organic growth.

Understanding the necessity of external national distribution for the long-term viability of the complex, the Board of Director's embarked on a new and fresh four-point strategy in 2010.
•	Rebrand the complex to reflect a brand not tied to any one particular organization
•	Rationalize critically each individual offering and close those without a strong value proposition
•	Take the best of these funds and work on a national level to secure distribution agreements
•	Stabilize the assets from the First National Organization through better product offerings
I am pleased to report that we have executed on all four points of this plan.  The complex was rebranded Tributary in 2010.  The name was chosen in part to show recognition that we owe our very existence to our much larger parent, First National Bank.  We are a "tributary" if you will of this incredible institution, whose efforts have created many other small bodies of water, or tributaries, over their 150 plus year history.  And in part, the name reflects our approach to investing, letting the rough and sometimes rapidly moving rivers of the Wall Street world roar by as we stay in the much calmer and more stable tributary waters.

Secondly, we have closed three funds over the last five years.  These funds value propositions were no longer embraced by the marketplace, and the decision was made to focus on the five Funds in which we had been able to demonstrate strong competency and in which we felt offered a strong value proposition for our clients.

As to point three of the plan, we've signed over 50 selling agreements with fund distributors around the country, including industry power houses Wells Fargo, Charles Schwab, Fidelity, Merrill Lynch, UBS and JP Morgan.

And finally, with this more narrowly focused boutique styled approach, we've been able to stabilize and grow the remaining funds within the distribution channel of our parent company, First National Bank.

As we approach the magical $1 billion dollar mark, I look fondly back upon these challenges, as they have made our complex and distribution strategies much more competitive and durable over the long haul.  We are currently working on a new strategy, focused on
1

maximizing the opportunities that we have with the 50+ selling agreements we have in place, as well as building the Tributary Brand in the market place.  More to come.

Recent market performance has been much less exciting than the growth momentum we have seen at Tributary.  Expectations around returns for both equities and bonds going forward seem to be stuck somewhere in the low to mid-single digits.  The U.S. economic growth picture, although very anemic at 2% - 2.5%, still seems to be the bright spot of the developed world.  Financial assets in the U.S. have been reflecting this scenario for some time now, and seems to offer limited upside without a boost to economic output, or put another way, we need to get our economy growing at a 3.5% - 5% rate to really get investors back off the sidelines and excited about owning stocks again.  There does appear to be a movement back towards investing in international markets, both developed and emerging, not necessarily based on economic strength in these countries, but rather valuation levels that look attractive vs. the U.S.

The general mood of the investing class seems to be resigned to low returns for an extended period of time.  But as we all know, it is more often than not prudent to take a contrarian position to conventional wisdom to make money over time.  There are record low interest rates and commodity prices throughout the world.  There also is an unprecedented and available level of cash sitting on corporate balance sheets waiting to be deployed.  I would like to make the case that if our policy makers could craft a tax policy more conducive to capital investment and loosen the punitive mindset of regulators around business in general, that the ingredients exist for our economy to grow at a much higher level, creating many new jobs and revenue for our government to be able to distribute to help those that truly are in need of help in our country.

Thank you for your continued support of the Tributary Family of Funds.

Best regards,

Stephen R. Frantz
President
sfrantz@tributarycapital.com

© 2016 Morningstar, Inc. All Rights Reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Except as otherwise required by law, Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analysis or opinions or their use.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk- Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. For the period ended March 31, 2016, the Tributary Balanced Fund received 4, 4 and 4 stars out of 854, 744 and 504 Moderate Allocation funds for the three-, five- and ten-year periods, respectively; The Tributary Small Company Fund received 5, 4 and 5 stars out of 643, 562 and 370 Small Blend funds, respectively; The Tributary Growth Opportunities Fund received 3, 3 and 4 stars out of 640, 574 and 428 Mid-Cap Growth funds, respectively.  The Short-Intermediate Bond Fund received 3, 4 and 3 stars out of 490, 404 and 280 Short-Term Bond funds, respectively.  The Income Fund received 4, 4 and 3 stars out of 951, 827 and 602 Intermediate-Term Bond funds, respectively.

Morningstar proprietary ratings reflect one-year risk-adjusted performance through 03/31/2016. The ratings are subject to change every month. Morningstar ratings are calculated from the funds' 3, 5 and 10-year returns (as applicable), with fee adjustments in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a rating universe receive 5-stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

For performance to the most recent month end, please visit www.tributaryfunds.com or call (800) 662-4203.

Comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance.
2

SHORT-INTERMEDIATE BOND FUND (Unaudited)
Investment Objective

The Tributary Short-Intermediate Bond Fund seeks to maximize total return in a manner consistent with the generation of current income, preservation of capital and reduced price volatility.
Manager Commentary

The Tributary Short-Intermediate Bond Fund returned 1.32% (net, Institutional Plus) for the year ended March 31, 2016 compared to a 1.62% return for the Barclay's U.S. Government/Credit 1-5 Year Index. The U.S. Treasury yield curve shifted somewhat oddly over the trailing 12 months, as the Federal Reserve finally raised its target for the overnight funds rate. Short-term yields were higher as expected, while intermediate term yields fell 15-20 basis points (bps) and the 30-year yield actually rose slightly. The decline in yields in the 3-5 year segment of the curve was the primary driver of the Fund's underperformance for the trailing 12-month period, as our lower duration exposure hurt relative performance. The Fund's underweight in government sectors versus the benchmark also hindered performance as credit spreads on non-government securities widened significantly over the year. Lower-quality corporate bonds were the worst performing asset class in fixed income (the Barclays High Yield index posted a -3.69% return), driven by the precipitous decline in crude oil and other commodities which severely pressured the credit profiles of many issuers. Investment grade corporates fared better, but still underperformed with a -1.77% excess return vs. similar maturity Treasuries. Commercial mortgage backed securities ("MBS") and asset backed securities ("ABS") performed in-line with Treasuries, while agency MBS slightly outperformed given their carry and liquidity advantages.

Not unlike prior years, global concerns and U.S. Federal Reserve ("Fed") policy dictated the performance of the bond market over the past year.  The weakening Chinese economy and volatile behavior from the government with respect to currency policy drove investors away from emerging markets and intensified the decline in commodity prices for much of the year.  Domestically, the market was focused intently on the Federal Reserve's approach to policy normalization.  After hinting in the early summer that policy change was coming, the Fed reversed course in the fall due to the global uncertainty emanating from China.  From a fundamental standpoint, the Fed had evidence to remove accommodation, as economic reports from the labor and consumer markets were mostly positive and core inflation appeared to be moving higher, but "international developments" ruled the day.  The Fed eventually did raise its overnight target Fed Funds rate by 0.25% in December after seven years at the zero-lower bound, presumably due to the improved outlook and stability in Chinese and emerging economy financial markets.  The final few months of the fiscal year were just as choppy, as the New Year began with Chinese equity markets once again in a tailspin and crude oil plummeting to new lows, which caused a sharp risk-off trade in credit markets.  Global monetary authorities reacted swiftly and strongly to prop up the markets and counter the tightening financial conditions, as the PBOC, BoJ and ECB enacted new stimulus programs and the Fed took a decidedly dovish stance in its communications.  The bond market ended the period with an upbeat tone, with credit spreads tighter and absolute yields still low.

During the year the Fund's overall sector allocation shifted more toward corporate bonds and commercial MBS, given wider spreads available throughout the year.  Specifically, we increased exposure to industrial corporate bonds and non-agency commercial mortgage backed securities ("CMBS").  We also performed bond swaps by extending maturities in a few names to capture value in what we found to be a steep credit curve.  Our agency MBS allocation was essentially unchanged during the year, while our exposure to non-agency residential mortgage backed securities ("RMBS") product declined due to legacy paydowns and continued lack of new-issue supply.  In terms of credit quality there was no significant change during the year, as the Fund maintained an A+ weighted average credit rating.

At the risk of sounding stale, we are currently agnostic on the direction of interest rates.  While the Fed has officially embarked on a tightening cycle, they have recently acknowledged that global headwinds are a great concern, and as a result, any further rate hikes will be (more) moderate and (more) gradual.  We would agree that the global economy is a restraining factor for domestic growth and inflation, and will thus act as a governor on rising interest rates.  Nonetheless, as we look at the extremely dovish expectations currently priced into the market, we view the downside risks of higher rates as being greater than the potential upside rewards of further declines in U.S. interest rates.  We are therefore maintaining a short duration position relative to our benchmark.  As for the Fund's sector allocation, we remain overweight in the non-agency RMBS and CMBS sectors, as well as the traditional ABS space given attractive yields and strong credit characteristics.  In the corporate market, spreads have tightened in such swift fashion that we strongly believe individual security selection will be the primary driver of future performance, leading us to a roughly neutral position versus our benchmark.  We continue to keep a modest exposure to the agency MBS sector for the yield benefit, while remaining underweight in the traditional U.S. government bond sector.

As always, we remain committed to seeking prudent, value-enhancing investment opportunities consistent with our disciplined approach of managing for the long-term.
3

SHORT-INTERMEDIATE BOND FUND (Unaudited)
Return of a $10,000 Investment as of March 31, 2016

Portfolio Composition as of March 31, 2016
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Corporate Bonds	27.8%
U.S. Treasury Securities	22.4%
Non-Agency Residential Mortgage Backed Securities	15.3%
Asset Backed Securities	13.3%
Non-Agency Commercial Mortgage Backed Securities	11.7%
Short-Term Investments	4.1%
U.S. Government Mortage Backed Securities	3.5%
Municipals	1.5%
Preferred Stocks	0.4%
100.0%

Portfolio Analysis as of March 31, 2016
(Portfolio composition is subject to change)

Weighted Average to Maturity:	4.9	years

Average Annual Total Returns for the Year Ended March 31, 2016*
1 Year	5 Year	10 Year

Tributary Short-Intermediate Bond Fund — Institutional Class	1.11%	1.89%	3.19%
Barclays U.S. Government/Credit 1-5 Year Index	1.62%	1.88%	3.47%

Prospectus Expense Ratio (Gross/Net)†	1.04%	0.78%
Expense Ratio for the Year Ended March 31, 2016 (Gross/Net)	1.11%	0.76%

1 Year	Since Inception††

Tributary Short-Intermediate Bond Fund — Institutional Plus Class	1.32%	2.32%

Prospectus Expense Ratio (Gross/Net)†	0.80%	0.54%
Expense Ratio for the Year Ended March 31, 2016 (Gross/Net)	0.77%	0.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.
(†) The expense ratios are from the Fund's prospectus dated August 1, 2015. Net expense ratios are net of contractual waivers which are in effect from August 1, 2015 through July 31, 2016.
(††) Commencement date for the Institutional Plus Class was October 14, 2011.
(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.
The line chart assumes an initial investment of $10,000 made on March 31, 2006. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.
The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.
Barclays U.S. Government/Credit 1-5 Year Index is an unmanaged index which measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the index.
4

INCOME FUND (Unaudited)
Investment Objective

The Tributary Income Fund seeks the generation of current income in a manner consistent with preserving capital and maximizing total return.

Manager Commentary

The Tributary Income Fund returned 1.81% (net, Institutional Plus) for the year ended March 31, 2016 compared to a 1.96% return for the Barclay's U.S. Aggregate Bond Index. The U.S. Treasury yield curve shifted somewhat oddly over the trailing 12 months, as the U.S. Federal Reserve ("Fed") finally raised its target for the overnight funds rate. Short-term yields were higher as expected, while intermediate term yields fell 15-20 basis points (bps) and the 30-year yield actually rose slightly. The steepening in the yield curve from the 5-30 year segment was the primary driver of the Fund's underperformance for the trailing 12-month period, as our lower duration exposure in the belly of the curve hurt relative performance. The Fund's underweight in government sectors versus the benchmark also hindered performance as credit spreads on non-government securities widened significantly over the year. Lower-quality corporate bonds were the worst performing asset class in fixed income (the Barclays High Yield index posted a -3.69% return), driven by the precipitous decline in crude oil and other commodities which severely pressured the credit profiles of many issuers. Investment grade corporates fared better, but still underperformed with a -1.77% excess return vs. similar maturity Treasuries. Commercial mortgage backed securities ("MBS") and asset backed securities ("ABS") performed in-line with Treasuries, while agency MBS slightly outperformed given their carry and liquidity advantages.

Not unlike prior years, global concerns and Federal Reserve policy dictated the performance of the bond market over the past year.  The weakening Chinese economy and volatile behavior from the government with respect to currency policy drove investors away from emerging markets and intensified the decline in commodity prices for much of the year.  Domestically, the market was focused intently on the Federal Reserve's approach to policy normalization.  After hinting in the early summer that policy change was coming, the Fed reversed course in the fall due to the global uncertainty emanating from China.  From a fundamental standpoint the Fed had evidence to remove accommodation, as economic reports from the labor and consumer markets were mostly positive and core inflation appeared to be moving higher, but "international developments" ruled the day.  The Fed eventually did raise its overnight target Fed Funds rate by 0.25% in December after seven years at the zero-lower bound, presumably due to the improved outlook and stability in Chinese and emerging economy financial markets.  The final few months of the fiscal year were just as choppy, as the New Year began with Chinese equity markets once again in a tailspin and crude oil plummeting to new lows, which caused a sharp risk-off trade in credit markets.  Global monetary authorities reacted swiftly and strongly to prop up the markets and counter the tightening financial conditions, as the PBOC, BoJ and ECB enacted new stimulus programs and the Fed took a decidedly dovish stance in its communications.  The bond market ended the period with an upbeat tone, with credit spreads tighter and absolute yields still low.

During the year the Fund's overall sector allocation shifted slightly toward government securities and away from the non-agency structured product space.  Specifically, we increased exposure mostly to U.S. Treasuries but also to industrial corporate bonds as spreads widened during the year.  We also performed bond swaps by extending maturities in a few names to capture value in what we found to be a steep credit curve.  Our agency MBS allocation was essentially unchanged during the year, while our exposure to non-agency product declined due to legacy paydowns and continued lack of new-issue supply.  In terms of credit quality there was no significant change during the year, as the Fund maintained a AA- weighted average credit rating.

At the risk of sounding stale, we remain agnostic on the direction of interest rates.  While the Fed has officially embarked on a tightening cycle, they have recently acknowledged that global headwinds are a great concern, and as a result, any further rate hikes will be (more) moderate and (more) gradual.  We would agree that the global economy is a restraining factor for domestic growth and inflation, and will thus act as a governor on rising interest rates.  Nonetheless, as we look at the extremely dovish expectations currently priced into the market, we view the downside risks of higher rates as being greater than the potential upside rewards of further declines in U.S. interest rates.  We are therefore maintaining a slightly short duration position relative to our benchmark.  As for the Fund's sector allocation, we remain underweight the traditional U.S. government sectors, in addition to an underweight in the agency MBS market given our opinion that the margin of safety in the asset class is low relative to other sectors in the structured securities space.  We therefore remain overweight in the non-agency residential mortgage backed securities ("RMBS") and commercial mortgage backed securities ("CMBS") sectors, as well as the traditional ABS space.  In the corporate market, spreads have tightened in such swift fashion that we strongly believe individual security selection will be the primary driver of future performance, leading us to a roughly neutral position versus our benchmark.

As always, we remain committed to seeking prudent, value-enhancing investment opportunities consistent with our disciplined approach of managing for the long-term.
5

INCOME FUND (Unaudited)
Return of a $10,000 Investment as of March 31, 2016

Portfolio Composition as of March 31, 2016
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Corporate Bonds	24.1%
U.S. Government Mortage Backed Securities	19.3%
U.S. Treasury Securities	17.3%
Non-Agency Residential Mortgage Backed Securities	13.7%
Non-Agency Commercial Mortgage Backed Securities	9.6%
Asset Backed Securities	9.0%
Short-Term Investments	3.9%
Municipals	1.9%
Investment Company	0.6%
Preferred Stocks	0.3%
Exchange Traded Fund	0.3%
100.0%

Portfolio Analysis as of March 31, 2016
(Portfolio composition is subject to change)

Weighted Average to Maturity:	11.8	years

Average Annual Total Returns for the Year Ended March 31, 2016*
1 Year	5 Year	10 Year

Tributary Income Fund — Institutional Class	1.77%	3.98%	4.68%
Barclays U.S. Aggregate Bond Index	1.96%	3.78%	4.90%

Prospectus Expense Ratio (Gross/Net)†	1.12%	0.87%
Expense Ratio for the Year Ended March 31, 2016 (Gross/Net)	1.19%	0.81%

1 Year	Since Inception††

Tributary Income Fund — Institutional Plus Class	1.81%	3.64%

Prospectus Expense Ratio (Gross/Net)†	0.90%	0.65%
Expense Ratio for the Year Ended March 31, 2016 (Gross/Net)	0.85%	0.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.
(†) The expense ratios are from the Fund's prospectus dated August 1, 2015. Net expense ratios are net of contractual waivers which are in effect from August 1, 2015 through July 31, 2016.
(††) Commencement date for the Institutional Plus Class was October 28, 2011.
(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.
The line chart assumes an initial investment of $10,000 made on March 31, 2006. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.
The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.
Barclays U.S. Aggregate Bond Index is an unmanaged index and covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMS sectors. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the index.
6

NEBRASKA TAX-FREE FUND (Unaudited)
Investment Objective

The Tributary Nebraska Tax-Free Fund seeks as high a level of current income exempt from both federal and Nebraska income tax as is consistent with the preservation of capital.

Manager Commentary

The Fund returned 1.35% (net, Institutional Plus) for the quarter compared to a gross return of 1.46% for the Barclay's 1-15 Year Municipal Blend Index and 1.67% for the Barclay's Municipal Index.

The first quarter of 2016 was a tale of two halves, as the New Year began with volatility and a large downdraft in asset prices, but closed at levels that were essentially unchanged from year-end. Investors initially focused on global concerns, primarily the Chinese equity market's dramatic freefall which caused a halt in trading on two separate occasions within the first week of the year. At the same time, Europe remained mired in a low-growth, low-inflation environment and emerging markets struggled as the dollar remained strong. A negative feedback loop developed, as dollar strength contributed to further declines in the commodities complex, and the U.S. equity market, reacting to weaker energy prices and softer domestic economic data, sold off as well. The risk-off sentiment was broad based among asset classes, with fixed income yield spreads widening in unison with falling equities. Global monetary authorities reacted strongly to prop up the markets and counter tightening financial conditions. The People's Bank of China, the Bank of Japan, and the European Central Bank all took various steps to ease lending conditions and/or increase asset purchases. For its part, the Federal Reserve moderated its somewhat hawkish tone, indicating that due to global developments, it would likely raise the fed funds rate at an even slower pace than it had previously indicated. This global monetary response, combined with stronger domestic employment and economic data in the final weeks of the quarter, led to a swift reemergence of the risk-on trade. During the last half of the quarter, the U.S. equity market largely recovered its earlier losses, while the fixed income market similarly recouped any lost performance. Given the positive impact of central bank policies, U.S Treasuries posted strong returns during the quarter (+3.2%) as yields fell roughly 40-50 basis points across the curve. Municipal bond yields largely followed suit, leading to positive returns in the tax-exempt market as well.

The Nebraska economy continued to perform well for the 12-months ended March 31, 2016.  Unemployment rates remain well below the national average (2.9% vs. 5%, respectively), even as state GDP grew modestly less than the national figures (1.1% vs. 2.1%, respectively) for the most updated 4-quarter period ended in September 2015.  The state continues to receive solid credit ratings and has largely avoided the pension and post-retirement obligation problems of many peer states and municipalities.  One potential area of concern is the impact from the weakening ag sector, given the sharp decline in commodity prices over the past few years and the subsequent drop in land values.  Nonetheless, debt levels for most municipalities are very manageable which has provided a cushion against valuation pressures.

On a net basis the Fund underperformed its benchmark for the quarter.  The primary detractor from relative performance this quarter was our lower duration exposure versus the benchmark, which led to less price appreciation as interest rates fell.

As indicated in prior communications, we are currently agnostic on the direction of interest rates.  While the Fed has officially embarked on a tightening cycle, they have recently acknowledged that global headwinds are a great concern, and as a result, any further rate hikes will be (more) moderate and (more) gradual.  We would agree that the global economy is a restraining factor for domestic growth and inflation, and will thus act as a governor on rising interest rates.  Nonetheless, as we look at the extremely dovish expectations currently priced into the market, we view the downside risks of higher rates as being greater than the potential upside rewards of further declines in U.S. interest rates.  We are therefore maintaining a slightly short duration position relative to our benchmark.

7

NEBRASKA TAX-FREE FUND (Unaudited)
Return of a $10,000 Investment as of March 31, 2016

Portfolio Composition as of March 31, 2016
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Municipals	96.1%
Short-Term Investments	3.9%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2016*
1 Year	5 Year	Since Inception

Tributary Nebraska Tax-Free Fund — Institutional Plus Class †	3.39%	3.86%	4.06%
Barclays Municipal Bond Index	3.98%	5.59%	4.93%

Prospectus Expense Ratio (Gross/Net)††	0.78%	0.45%
Expense Ratio for the Year Ended March 31, 2016 (Gross/Net)	0.85%	0.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.
(†) The Fund's Institutional Plus Class performance for periods prior to the commencement of operations (1/1/16) is that of a common trust fund managed by First National Bank of Omaha. The common trust fund commenced operations on December 31, 2007.
(††) The expense ratios are from the Fund's prospectus dated December 31, 2015. Net expense ratios are net of contractual waivers which are in effect from January 1, 2016 through December 31, 2016.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.
The line chart assumes an initial investment of $10,000 made on December 31, 2007. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.
The Barclays Municipal Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed tax exempt bond market. The index includes state and local general obligation, revenue, insured, and pre-refunded bonds. The Barclays Municipal Index was incepted in January 1980. The index does not reflect the fees and expenses associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot invest directly in the index.

8

BALANCED FUND (Unaudited)
Investment Objective

The Tributary Balanced Fund seeks capital appreciation and current income.
Manager Commentary

The Tributary Balanced Fund delivered slightly negative returns in the latest fiscal year, down -2.78% (net, Institutional Plus). This compares to the Composite Index return of +2.14% (60% S&P 500 and 40% Barclays U.S. Intermediate Government/Credit Index). Fund results were consistent with the Morningstar Moderate Allocation Category average return of -2.85% and ranking in the 54th percentile. Diversification strategies employed in the Tributary Balanced Fund and Morningstar peer group detracted from returns as compared to a blue chip equity index and low risk bond benchmark. Volatility increased over the last 12 months with two corrections of greater than 10% in the stock market with equities rebounding in both instances after the downturn.
Three primary factors drove relative performance.  First, the asset allocation mix between stocks, bonds and cash.  During the fiscal year, the portfolio management team overweighted equities with an average allocation of 61% (60% index weighting) and underweighted fixed income with an average allocation of 35% (40% index weighting).  This tactical decision had a slight negative impact on performance as equities lagged fixed income returns.  The 4% cash allocation also negatively impacted performance due to its low returns.  Second, fixed income returns were positive, both on an absolute and relative basis.  Individual bond holdings returned +3.08% over the last 12 months, above the Barclays Capital U.S. Intermediate Government/Credit Index return of +2.06%.  The major contributor to performance was the emphasis on credit as corporate bonds, municipal bonds and corporate CMO's and Remic's enhanced returns.  Third, equity returns were negative as stock selection detracted from Fund relative performance.  Individual stock holdings returned -4.86% over the last year, behind the S&P 500 Index return of +1.78%.  The biggest headwind in equity returns was the poor performance of small and mid-cap stocks.  The Russell Mid-cap Index returned -4.04% and Russell 2000 Index (small caps) returned -9.76%.  In essence, diversification across the market cap spectrum negatively impacted performance.  We strongly believe that a diversified approach investing in large, mid and small caps will add value over longer time periods.
On a sector basis, the Fund was positively impacted by being underweight Energy and Basic Materials and overweight Information Technology and Consumer Discretionary.  Stock selection was positive in Basic Materials, Energy and Telecommunication Services.  The top five contributors were Fiserv (Information Technology), Constellation Brands (Consumer Staples), Ulta Salon (Consumer Discretionary), Teleflex (Healthcare) and Adobe Systems (Information Technology).  In the fiscal year ended March 2015, Healthcare was the biggest source of alpha.  In the latest year, our performance in Healthcare reversed with this sector the biggest negative contributor to relative returns.  Stock selection was also weak in Consumer Staples and Industrials.  The bottom five detractors from performance include Mallinckrodt (Healthcare), Methode Electronics (Information Technology), Microsoft (Information Technology), CaesarStone (Basic Materials) and Affiliated Managers Group (Financials).
Over the last year, the portfolio management team reduced Fund risk by trimming the stock allocation and decreasing the volatility of equity holdings.  We continue to favor equities over fixed income, but current stock market valuations make the tactical decision less compelling.  In equities, we continued to increase large cap holdings in the Fund and reduced the beta from 1.10 relative to the S&P 500 Index to 1.01 as of March 31st 2016.  On a sector basis, we remain overweight Information Technology and Consumer Discretionary but have reduced Healthcare to a market weight allocation.  There were no significant changes to the fixed income duration and credit quality in the Fund over the last 12 months..
We expect the U.S. economy to grow around 2% this year with inflation remaining at modest levels.  The key to a continuation of the bull market is a resumption of sales and earnings growth.  After four consecutive quarters of slight earnings contraction, the market anticipates around 5% profit growth over the next year.  We continue to closely monitor company results and guidance to determine if fundamentals will improve.  The Fund allocation as of March 31st 2016 is as follows: Equities 59%; Fixed Income 38%; Cash 3%.  Due to the continued deceleration in global economic growth, we believe market volatility will continue.  We plan to take advantage of corrections and subsequent market rebounds by adjusting the stock allocation.  In equities, we focus on high quality companies with an improving profit outlook trading at reasonable valuations.  We will continue to be diversified holding market caps from small to large.  Fund fixed income holdings are intermediate in length with an average duration of 4.4 years and high quality with an average A+ S&P rating.  We believe the Tributary Balanced Fund is well positioned to perform in different economic and market environments.  We expect tactical asset allocation decisions and individual security selection will continue to drive positive Fund returns.
9

BALANCED FUND (Unaudited)
Return of a $10,000 Investment as of March 31, 2016

Portfolio Composition as of March 31, 2016
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Government Securities	18.5%
Information Technology	16.3%
Financials	12.3%
Consumer Discretionary	10.7%
Industrials	8.6%
Health Care	8.5%
Consumer Staples	6.9%
Energy	4.1%
Short-Term Investments	2.7%
Non-Agency Commercial Mortgage Backed Securities	2.6%
Asset Backed Securities	1.9%
Telecommunication Services	1.8%
Non-Agency Residential Mortgage Backed Securities	1.7%
Utilities	1.6%
Materials	1.2%
U.S. Government Mortage Backed Securities	0.6%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2016*
1 Year	5 Year	10 Year

Tributary Balanced Fund — Institutional Class	-2.93%	7.54%	6.49%
Barclays U.S. Intermediate Government/Credit Index	2.06%	3.01%	4.34%
S&P 500 Index	1.78%	11.58%	7.01%
Composite Index	2.14%	8.27%	6.24%

Prospectus Expense Ratio (Gross/Net)†	1.28%	1.21%
Expense Ratio for the Year Ended March 31, 2016 (Gross/Net)	1.26%	1.19%

1 Year	Since Inception††

Tributary Balanced Fund — Institutional Plus Class	-2.78%	9.20%

Prospectus Expense Ratio (Gross/Net)†	1.08%	1.01%
Expense Ratio for the Year Ended March 31, 2016 (Gross/Net)	1.01%	0.99%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.
(†) The expense ratios are from the Fund's prospectus dated August 1, 2015. Net expense ratios are net of contractual waivers which are in effect from August 1, 2015 through July 31, 2016.
(††) Commencement date for the Institutional Plus Class was October 14, 2011.
(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.
The line chart assumes an initial investment of $10,000 made on March 31, 2006. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.
The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.
The S&P 500 Index is a broad based index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that measures the U.S. stock market as a whole. The index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Barclays U.S. Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. The Composite Index is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Tributary Balanced Fund. Sixty percent of the Composite Index is comprised of the S&P 500 Index and forty percent of the Composite Index is comprised of the Barclays U.S. Intermediate Government/Credit Index. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the indices.

10

GROWTH OPPORTUNITIES FUND (Unaudited)
Investment Objective

The Tributary Growth Opportunities Fund seeks long-term capital appreciation.
Manager Commentary

While the Tributary Growth Opportunities Fund started the fiscal year on a very solid note, weakness in the late summer and early fall significantly impacted our performance. The Fund's return of -9.78% (net, Institutional) lagged the benchmark Russell Midcap Growth Index, the S&P 500 Index and the Morningstar Mid Growth peer group, resulting in a 1-year ranking in the 68th percentile.
There were a number of factors at play that affected our performance.  Primarily, weak stock selection in the Industrials, Consumer Staples, Financials, and Consumer Discretionary sectors had a major impact on our returns.  For example, it was generally a weak year in the Industrials space, as earnings estimates declined in tandem with a weakening global macroeconomic outlook.  Still, our 11 percent decline in the sector was significantly lower than the 1.5 percent decline in the benchmark.  While we were correct to maintain lower than benchmark weightings in these groups, our four of the five weakest individual performers (CaesarStone, Keurig Green Mountain, Restoration Hardware and Trinity Industries) detracted almost 3 percent in aggregate returns from the benchmark.
In addition, we encountered a couple of style-related effects within our strategy that did not play out well for us as the year unfolded.  First, while the Fund has progressed in lowering its overall risk profile, we did not move as aggressively as perhaps we should—especially given an environment where earnings expectations were heading lower.  Our growth-at-a-reasonable price approach works well during most stages of the economic cycle, but we entered a period where we had an abnormally high amount of companies that lowered their internal growth expectations—and those earnings-related shocks certainly had more impact on some of our riskiest holdings.  Secondly, the Fund's approach to owning smaller companies in the mid cap universe also affected our performance.  In fact, our returns uncannily mirrored the small capitalization Russell 2000 benchmark returns (down -9.76%) for the fiscal year very closely.
On the positive side, we continued our success in stock selection in two key sector areas—Technology and Healthcare.  Technology was our best performing sector for the year, with our holdings declining less than 4 percent versus a decline in the benchmark of over 8 percent.  Sector positioning here has typically been higher quality and more conservative than in other sectors—and that certainly helped in a more uncertain earnings environment.  In Healthcare, we had a more modest positive contribution on the selection side, with Teleflex providing the best individual contribution to returns than any of our 80-plus holdings in the portfolio.  Teleflex finished the fiscal year with a stock return of over 30 percent—and remained within our top ten weighted holdings throughout the period.
During the latter half of the fiscal year, we moved more aggressively to work the overall portfolio risk level lower.   This involved introducing new holdings to the portfolio in the Consumer Staples sector and increasing our exposures there with more conventional names-- such as Church & Dwight, Spectrum Brands, and J.M. Smucker.  At the same time, we increased our weightings in individual holdings that have tended to possess lower beta characteristics (e.g., below 1) such as Constellation Brands, AutoZone, O'Reilly Automotive, DuPont Fabros Technology, Paychex and CDW Corp.  By the time the end of the fiscal year came to a close, we were positioned with a portfolio that was at a risk level modestly below the benchmark—but was very well diversified and ready to participate if the market outlook improved.
The good news for investors of the Fund is that our efforts to reposition the strategy started seeing positive results in early December—and we exited the final quarter of the year with our portfolio returns in the top quartile of Morningstar mid cap growth peers.  Importantly, the Fund has seen good performance both during the recent market correction and during the latest market rally, which still continues through the end of the fiscal year.  From a positioning perspective, we have made a lot of progress over the course of this year.
Looking forward, we still see some uncertainties on the macroeconomic front.  Yet at the same time, we see signs of stabilization that are encouraging, especially in commodity-related areas that have remained weak for almost 2 years (i.e., Energy and Materials).  For the most part, the U.S. economy remains one of the more resilient of the advanced economies in the world, with modest growth characteristics and progress being made toward full employment.  With that being said, we still see an uncertain demand picture, especially in the emerging markets.  We also see the prospect that profit margin trends with many companies may become more challenging, both due to modest revenue growth and increasing cost issues, such as accelerating wage pressures.  For those reasons, we expect to maintain a well-diversified portfolio with risk characteristics slightly below benchmark levels.  Our efforts to maintain a well-diversified portfolio should aid us in responding to changes in the market environment and reposition the portfolio quickly and efficiently.  While we were mildly disappointed with our results for the latest year, we are very encouraged with our progress in our portfolio repositioning efforts and are excited to see the early payoffs though improving relative returns.   We will continue to remain vigilant in managing the portfolio through our disciplined investment process, and hope to see these early returns carry over to investors over the upcoming fiscal year.
11

GROWTH OPPORTUNITIES FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2016

Portfolio Composition as of March 31, 2016
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Consumer Discretionary	23.2%
Information Technology	18.9%
Health Care	17.3%
Financials	12.2%
Industrials	11.9%
Consumer Staples	11.1%
Materials	1.6%
Utilities	1.2%
Energy	0.4%
Short-Term Investments	2.2%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2016*
1 Year	5 Year	10 Year

Tributary Growth Opportunities Fund — Institutional Class	-9.78%	7.29%	6.83%
Russell Midcap Growth Index	-4.74%	9.99%	7.43%
S&P 500 Index	1.78%	11.58%	7.01%

Prospectus Expense Ratio (Gross/Net)†	1.23%	1.16%
Expense Ratio for the Year Ended March 31, 2016 (Gross/Net)	1.27%	1.16%

1 Year	Since Inception††

Tributary Growth Opportunities Fund — Institutional Plus Class	-9.63%	11.68%

Prospectus Expense Ratio (Gross/Net)†	1.01%	0.94%
Expense Ratio for the Year Ended March 31, 2016 (Gross/Net)	0.99%	0.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.
(†) The expense ratios are from the Fund's prospectus dated August 1, 2015. Net expense ratios are net of contractual waivers which are in effect from August 1, 2015 through July 31, 2016.
(††) Commencement date for the Institutional Plus Class was October 14, 2011.
(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.
The line chart assumes an initial investment of $10,000 made on March 31, 2006. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.
The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.
The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund's primary index is the Russell Midcap Growth Index, however to provide a broader market comparative, the S&P 500 Index is a secondary benchmark. The S&P 500 Index is a broad based index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that measures the U.S. stock market as a whole. The index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the indices.
12

SMALL COMPANY FUND (Unaudited)
Investment Objective

The Tributary Small Company Fund seeks long-term capital appreciation.

Manager Commentary

For the year ended March 31, 2016, Tributary Small Company Fund returned -0.65% (Institutional Class at NAV) and -0.48% (Institutional Plus Class at NAV) compared to -9.76% for the Russell 2000 Index and -7.72% for the Russell 2000 Value Index.

Style-wise, "value" outperformed "growth" as the Russell 2000 Value Index and the Russell 2000 Growth Index returned -7.72% and -11.85%, respectively.

The best performing sectors in the small cap market over the last 12 months were Utilities (+9%), Telecommunications Services (+6%) and Consumer Staples (0%).  The relative safety of the Utilities sector in a down market, combined with investors' appetite for higher yielding securities, helped propel this sector to a nice positive return over the last 12 months.  The Telecommunications Services sector represents less than 1% of the Russell 2000 Index and therefore does not typically have a significant impact on overall Russell 2000 Index performance.  However, several stocks posted very good returns, which drove overall sector performance in the last 12 months.  Consumer Staples stocks managed a flat return in the past year as that sector tends to hold up well in less robust macroeconomic environments. The weakest performing sectors in the small cap market over the last 12 months were Energy (-44%), Healthcare (-20%) and Materials (-19%).  For the second consecutive year, the Energy sector lost more than 40% over the trailing 12 months due to lower oil prices.  WTI Crude began the year at just under $48/barrel, moved up to just over $61/barrel in mid-June 2015 before falling to just over $26/barrel in February 2016.  Prices did manage to rally back near $37/barrel by March, 31, 2016.  In a significant reversal from last year's report ending in March of 2015, the Healthcare sector was negatively impacted by biotech and pharmaceutical stocks that were down nearly 34% and 29% respectively over the last year.  In the Materials sector, concerns regarding slow global economic growth helped to push stocks lower.

The Tributary Small Company Fund's strongest relative performance came from the Healthcare and Energy economic sectors.  In the Healthcare sector, the Fund's one year return was approximately +3% over the last year compared to a return for the Russell 2000 Healthcare sector of approximately -20%.  As mentioned previously, stocks within the biotech and pharmaceutical industries were significant underperformers.  The Fund's underweight position in those two industries within Healthcare was a large part of the success we had in that sector over the past year.  Additionally, several of our Healthcare holdings generated strong returns due to company specific results.  For example, AMN Healthcare Services returned nearly +46% in the last year as the company experienced robust demand for their nursing and physician staffing services and their expectations were for orders to continue to strengthen.   In the Energy sector, the Fund managed to generate a small, positive return of just under +1% in the prior 12 months versus a return for energy stocks within the Russell 2000 of nearly -44%.  Weak and volatile energy prices were wreaking havoc on earnings, cash flows and balance sheets for companies in the Energy industry.  Changes made to the Fund's holdings within this sector dating back to December 2013 proved beneficial as we emphasized owning companies that were well positioned strategically and financially to weather the volatility in energy prices.

The Tributary Small Company Fund's weakest relative performance came from the Telecommunications Services and Financials economic sectors.  Relatively speaking, the underperformance in these two sectors was very small.  The Fund does not hold any companies within the Telecommunications Services sector which was up 6% in the Russell 2000 in the last 12 months, resulting in the relative underperformance.  In the Financial sector, the Fund's trailing 12-month return of approximately -1.7% was just slightly behind the Russell 2000 Financial sector return of -1.6%.

The Fund's average cash position of approximately 3.9% over the last 12 months had a small, positive impact on performance.  In a year when the market return was down nearly 10%, any level of cash will be additive.

It is likely that equity market returns will continue to be influenced by interest rate policymakers from around the globe.  The increase in interest rates by the U.S. Federal Reserve ("Fed") back in December of 2015 was thought to be the first of several increases to come as the economy strengthens.  However, recent comments out of the Fed appear to remain cautious about the improvement in economic activity.  Estimates for real gross domestic product ("GDP") growth are being ratcheted back. In 2016, the U.S. economy is expected to grow 2.1% according to economists surveyed by Bloomberg as of April 4, 2016.  This is down from the 2.5% estimate from just three months ago.  Declines in GDP growth expectations are being seen in other parts of the world as well.  China, in particular, has been a focus for investors.  Small cap, U.S.-based companies should be more insulated from some of the macroeconomic pressures.  However, they are not immune.  Supply and demand fundamentals, as well as political posturing by energy producing nations, will likely result in volatile energy markets.  Even with having less foreign revenue exposure than larger companies, small caps can still feel the negative impact that a strong U.S. Dollar can have on their ability to compete on the world stage and on translating overseas revenues back to the United States.  While small cap valuations are above longer-term averages, they are not at extreme levels.  In addition, small cap valuations continue to look more attractive than large cap valuation.  Over the last year, the valuation gap between small cap and large cap stocks has actually widened a bit, resulting in a potentially more favorable outlook for stronger relative performance in smaller companies over the next year.
13

SMALL COMPANY FUND (Unaudited)
Return of a $10,000 Investment as of March 31, 2016

Portfolio Composition as of March 31, 2016
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)

Information Technology	19.6%
Financials	19.5%
Health Care	14.8%
Industrials	13.9%
Consumer Discretionary	12.1%
Materials	5.7%
Energy	4.2%
Consumer Staples	3.7%
Utilities	3.4%
Short-Term Investments	3.1%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2016*
1 Year	5 Year	10 Year

Tributary Small Company Fund — Institutional Class	-0.65%	8.68%	7.95%
Russell 2000 Index	-9.76%	7.20%	5.26%
Russell 2000 Value Index	-7.72%	6.67%	4.42%

Prospectus Expense Ratio (Gross/Net)†	1.32%	1.22%
Expense Ratio for the Year Ended March 31, 2016 (Gross/Net)	1.34%	1.18%

1 Year	Since Inception††

Tributary Small Company Fund — Institutional Plus Class	-0.48%	9.84%

Prospectus Expense Ratio (Gross/Net)†	1.10%	1.00%
Expense Ratio for the Year Ended March 31, 2016 (Gross/Net)	1.07%	0.99%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.
(†) The expense ratios are from the Fund's prospectus dated August 1, 2015. Net expense ratios are net of contractual waivers which are in effect from August 1, 2015 through July 31, 2016.
(††) Commencement date for the Institutional Plus Class was December 17, 2010.
(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.
The line chart assumes an initial investment of $10,000 made on March 31, 2006. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.
The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000®Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equities universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the indices.
14

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

SHORT-INTERMEDIATE BOND FUND
Principal Amount	Security Description	Value
Non-U.S. Government Agency Asset-Backed Securities - 40.0%
Asset Backed Securities - 13.2%
$725,000	Ally Auto Receivables Trust, 1.53%, 04/15/19	$727,108
865,000	American Express Credit Account Master Trust, 0.81%, 12/15/21 (a)	863,379
1,035,000	Ascentium Equipment Receivables, LLC, 1.61%, 10/13/20 (b)	1,031,916
1,185,000	BA Credit Card Trust, 1.36%, 09/15/20	1,189,029
720,000	Cabela's Credit Card Master Note Trust, 1.45%, 06/15/20 (b)	721,060
975,000	Cabela's Credit Card Master Note Trust, 2.17%, 08/16/21 (b)	991,938
510,000	Capital One Multi-Asset Execution Trust, 1.48%, 07/15/20	512,734
580,000	Capital One Multi-Asset Execution Trust, 1.60%, 05/17/21	584,088
965,000	Chase Issuance Trust, 1.15%, 01/15/19	966,653
1,124,000	Citibank Credit Card Issuance Trust, 5.65%, 09/20/19	1,195,730
168,045	CNL Commercial Mortgage Loan Trust REMIC, 0.87%, 10/25/30 (a)(b)	145,685
1,105,000	Crown Castle Towers, LLC, 4.17%, 08/15/17 (b)	1,133,837
585,000	Eaton Vance CLO, Ltd., 2.07%, 07/15/26 (a)(b)	578,419
1,165,000	Ford Credit Auto Owner Trust, 1.27%, 12/15/17	1,164,751
1,095,000	Ford Credit Floorplan Master Owner Trust, 3.50%, 01/15/19	1,109,181
700,000	Honda Auto Receivables Owner Trust, 1.18%, 05/18/20	700,198
600,000	Magnetite IX CLO, Ltd., 2.04%, 07/25/26 (a)(b)	595,525
190,000	OneMain Financial Issuance Trust, 2.43%, 06/18/24 (b)	189,523
686,629	Preferred Term Securities XII, Ltd./Preferred Term Securities XII, Inc., 1.34%, 12/24/33 (a)(b)	563,035
657,564	Preferred Term Securities XIV, Ltd. / Preferred Term Securities XIV, Inc., 1.12%, 06/24/34 (a)(b)	496,461
658,051	Preferred Term Securities XXIV, Ltd./Preferred Term Securities XXIV, Inc., 0.93%, 03/22/37 (a)(b)	445,830
585,000	Voya CLO, Ltd., 2.07%, 01/18/26 (a)(b)	579,273
		16,485,353

Principal Amount	Security Description	Value
Non-Agency Commercial Mortgage Backed Securities - 11.6%
$286,069	7 WTC Depositor LLC Trust REMIC, 4.08%, 03/13/31 (b)	$289,479
335,000	Banc of America Large Loan Trust REMIC, 8.70%, 01/25/42 (a)(b)	343,673
789,412	Bayview Commercial Asset Trust REMIC, 1.30%, 12/25/33 (a)(b)	757,183
1,152,198	Bear Stearns Commercial Mortgage Securities Trust, 5.69%, 06/11/50 (a)	1,195,918
2,634,350	Citigroup Commercial Mortgage Trust REMIC, 2.16%, 09/10/45 (a)(b)	201,511
1,122,046	Citigroup Commercial Mortgage Trust REMIC, 5.74%, 06/14/50 (a)(b)	1,136,519
1,836,924	COMM Mortgage Trust Interest Only REMIC, 1.49%, 03/10/46 (a)	88,164
148,251	DBUBS Mortgage Trust Interest Only REMIC, 1.30%, 08/10/44 (a)(b)	968
540,000	FREMF Mortgage Trust REMIC, 4.16%, 09/25/44 (a)(b)	555,664
735,000	FREMF Mortgage Trust REMIC, 2.64%, 03/25/45 (a)(b)	736,278
6,713,237	GS Mortgage Securities Trust REMIC, 1.62%, 08/10/44 (a)(b)	269,069
1,135,000	JP Morgan Chase Commercial Mortgage Securities Trust REMIC, 1.69%, 01/15/32 (a)(b)	1,117,899
980,000	JP Morgan Chase Commercial Mortgage Securities Trust REMIC, 2.67%, 01/15/46	1,001,295
560,000	JP Morgan Chase Commercial Mortgage Securities Trust REMIC, 4.11%, 07/15/46 (b)	584,701
1,060,000	JPMBB Commercial Mortgage Securities Trust REMIC, 2.42%, 07/15/45	1,076,193
471,723	JPMBB Commercial Mortgage Securities Trust REMIC, 1.25%, 02/15/47	469,077
1,415,536	Morgan Stanley Bank of America Merrill Lynch Trust Interest Only REMIC, 1.27%, 12/15/48 (a)	77,108
659,095	Morgan Stanley Capital I Trust REMIC, 3.22%, 07/15/49	660,812
467,000	Wells Fargo Commercial Mortgage Trust REMIC, 2.53%, 10/15/45	477,147
1,010,000	Wells Fargo Commercial Mortgage Trust REMIC, 2.97%, 12/15/47	1,049,239
162,579	Wells Fargo-RBS Commercial Mortgage Trust Interest Only REMIC, 0.81%, 02/15/44 (a)(b)	5,188

See accompanying Notes to Financial Statements.
15

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

SHORT-INTERMEDIATE BOND FUND
Principal Amount	Security Description	Value

$725,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 4.00%, 03/15/44 (b)	$758,355
735,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 4.39%, 06/15/44 (b)	775,015
825,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.19%, 04/15/45	826,997
		14,453,452
Non-Agency Residential Mortgage Backed Securities - 15.2%
128,037	Bayview Financial Acquisition Trust REMIC, 6.21%, 05/28/37 (c)	133,750
181,068	Citicorp Residential Mortgage Trust REMIC, 5.63%, 07/25/36 (c)	186,186
681,679	Citicorp Residential Mortgage Trust REMIC, 5.63%, 07/25/36 (c)	699,041
796,219	Citicorp Residential Mortgage Trust REMIC, 5.78%, 09/25/36 (c)	823,091
264,651	Citigroup Global Markets Mortgage Securities VII, Inc. REMIC, 6.93%, 08/25/28	269,791
381,755	Citigroup Mortgage Loan Trust REMIC, 4.00%, 01/25/35 (a)(b)	391,629
484,597	Citigroup Mortgage Loan Trust REMIC, 0.58%, 08/25/36 (a)	462,526
66,733	CitiMortgage Alternative Loan Trust REMIC, 5.25%, 03/25/21	67,207
525,459	Conseco Financial Corp., 7.30%, 09/15/26 (a)	546,060
265,653	Countrywide Asset-Backed Certificates REMIC, 0.80%, 11/25/35 (a)(b)	262,566
219,365	Countrywide Asset-Backed Certificates REMIC, 0.61%, 07/25/36 (a)	215,184
31,580	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.00%, 08/25/20	31,289
211,564	Credit-Based Asset Servicing and Securitization, LLC REMIC, 1.56%, 02/25/33 (a)	195,900
733,552	Credit-Based Asset Servicing and Securitization, LLC REMIC, 6.02%, 12/25/37 (b)(c)	764,751
630,559	First NLC Trust REMIC, 0.70%, 02/25/36 (a)	619,850
654,354	Fremont Home Loan Trust REMIC, 1.30%, 11/25/34 (a)	550,562
322,454	Goldman Sachs Alternative Mortgage Products Trust REMIC, 1.08%, 03/25/34 (a)	322,454
79,005	Goldman Sachs Alternative Mortgage Products Trust REMIC, 0.64%, 01/25/36 (a)	78,443

Principal Amount	Security Description	Value

$1,200,000	Goldman Sachs Alternative Mortgage Products Trust REMIC, 0.93%, 05/25/36 (a)(b)	$1,116,453
1,126,276	HSBC Home Equity Loan Trust USA, 1.93%, 11/20/36 (a)	1,126,906
155,549	Irwin Home Equity Loan Trust, 1.78%, 02/25/29 (a)	150,255
167,524	Irwin Whole Loan Home Equity Trust REMIC, 1.53%, 11/25/28 (a)	163,499
228,202	Irwin Whole Loan Home Equity Trust REMIC, 0.90%, 12/25/29 (a)	222,675
1,046,446	Irwin Whole Loan Home Equity Trust REMIC, 1.78%, 06/25/34 (a)	992,882
840,000	JP Morgan Mortgage Acquisition Trust REMIC, 0.66%, 07/25/36 (a)	795,260
321,197	Lehman ABS Manufactured Housing Contract Trust REMIC, 4.35%, 04/15/40	325,778
895,000	Long Beach Mortgage Loan Trust REMIC, 1.33%, 10/25/34 (a)	800,748
86,271	Morgan Stanley Home Equity Loan Trust REMIC, 1.14%, 12/25/34 (a)	86,239
340,627	New Residential Mortgage Loan Trust REMIC, 3.75%, 05/28/52 (a)(b)	352,114
159,583	New Residential Mortgage Loan Trust REMIC, 3.75%, 11/25/54 (a)(b)	164,635
436,636	New Residential Mortgage Loan Trust REMIC, 3.75%, 08/25/55 (a)	450,913
173,693	Nomura Asset Acceptance Corp. Alternative Loan Trust REMIC, 6.00%, 03/25/47 (c)	124,148
210,000	NovaStar Mortgage Funding Trust REMIC, 2.16%, 03/25/35 (a)	202,554
837,470	Oakwood Mortgage Investors, Inc. REMIC, 0.38%, 03/15/18 (a)(b)	797,370
535,242	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates REMIC, 1.41%, 10/25/34 (a)	528,599
193,939	Popular ABS Mortgage Pass-Through Trust REMIC, 4.42%, 11/25/35 (c)	193,419
158,463	Renaissance Home Equity Loan Trust REMIC, 4.88%, 02/25/35 (c)	159,227
391,390	Renaissance Home Equity Loan Trust REMIC, 4.50%, 08/25/35 (c)	391,371
265,427	Residential Accredit Loans, Inc. Trust REMIC, 13.96%, 03/25/18 (a)	277,956
58,012	Residential Accredit Loans, Inc. Trust REMIC, 6.00%, 10/25/34	59,975
124,477	Residential Accredit Loans, Inc. Trust REMIC, 5.50%, 02/25/35	123,045
36,636	Residential Asset Mortgage Products, Inc. Trust REMIC, 4.02%, 03/25/33 (a)	36,710

See accompanying Notes to Financial Statements.
16

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

SHORT-INTERMEDIATE BOND FUND
Principal Amount	Security Description	Value

$850,000	Residential Asset Mortgage Products, Inc. Trust REMIC, 0.94%, 06/25/35 (a)	$830,992
135,439	Residential Asset Securities Corp. Trust REMIC, 5.96%, 09/25/31 (a)	138,281
63,541	Residential Asset Securities Corp. Trust REMIC, 4.47%, 03/25/32 (a)	63,603
121,651	Residential Asset Securities Corp. Trust REMIC, 3.87%, 05/25/33 (a)	123,635
118,960	Residential Asset Securities Corp. Trust REMIC, 4.54%, 12/25/33 (a)	121,947
117,165	Residential Asset Securitization Trust REMIC, 3.75%, 10/25/18	117,006
211,474	Structured Asset Securities Corp. Mortgage Loan Trust REMIC, 5.73%, 06/25/35 (c)	213,166
123,828	Structured Asset Securities Corp. Mortgage Pass-Through Certificates REMIC, 2.08%, 11/25/34 (a)	120,644
586,000	Towd Point Mortgage Trust REMIC, 3.50%, 02/25/55 (a)(b)	596,530
244,101	Vanderbilt Acquisition Loan Trust REMIC, 7.33%, 05/07/32 (a)	260,309
40,866	Wells Fargo Home Equity Asset-Backed Securities Trust REMIC, 0.81%, 12/25/35 (a)	40,697
6,147	Wells Fargo Home Equity Asset-Backed Securities Trust REMIC, 0.57%, 07/25/36 (a)	6,145
		18,895,966

Total Non-U.S. Government Agency Asset-Backed Securities (Cost $49,967,881)	49,834,771

Corporate Bonds - 27.6%
Consumer Discretionary - 3.9%
440,000	AMC Networks, Inc., 4.75%, 12/15/22	441,100
405,000	Hanesbrands, Inc., 6.38%, 12/15/20	419,175
320,000	Hilton Worldwide Finance, LLC / Hilton Worldwide Finance Corp., 5.63%, 10/15/21	331,584
1,045,000	Newell Rubbermaid, Inc., 2.05%, 12/01/17	1,048,251
720,000	Newell Rubbermaid, Inc., 3.15%, 04/01/21	739,928
445,000	PVH Corp., 4.50%, 12/15/22	456,125
405,000	The Goodyear Tire & Rubber Co., 6.50%, 03/01/21	426,263
970,000	Whirlpool Corp., 1.65%, 11/01/17	972,193
		4,834,619
Consumer Staples - 2.8%
562,000	Bottling Group, LLC, 5.13%, 01/15/19	621,446
975,000	Cargill, Inc., 1.90%, 03/01/17 (b)	983,036
550,000	Church & Dwight Co., Inc., 2.45%, 12/15/19	556,721

Principal Amount	Security Description	Value

$346,000	Church & Dwight Co., Inc., 2.88%, 10/01/22	$350,136
119,000	Kraft Heinz Foods Co., 4.88%, 02/15/25 (b)	131,145
395,000	Land O'Lakes Capital Trust I, 7.45%, 03/15/28 (b)	414,750
475,000	PepsiCo., Inc., 1.50%, 02/22/19	480,982
		3,538,216
Energy - 1.2%
900,000	Anadarko Petroleum Corp., 6.38%, 09/15/17	942,497
500,000	Occidental Petroleum Corp., 1.75%, 02/15/17	501,027
		1,443,524
Financials - 12.5%
910,000	American Express Bank FSB, 0.74%, 06/12/17 (a)	904,540
1,280,000	American Honda Finance Corp., 1.60%, 02/16/18 (b)	1,287,877
1,060,000	Bank of America Corp., MTN, 5.65%, 05/01/18	1,138,018
1,090,000	Chubb INA Holdings, Inc., 2.30%, 11/03/20	1,108,615
1,150,000	Citigroup, Inc., 2.55%, 04/08/19	1,167,411
510,000	Genworth Holdings, Inc., 4.80%, 02/15/24	373,575
1,135,000	JPMorgan Chase & Co., 7.90% (callable at 100 beginning 04/30/18) (a)(d)	1,135,000
1,020,000	KeyCorp, MTN, 2.90%, 09/15/20	1,037,142
1,140,000	Metropolitan Life Global Funding I, 2.30%, 04/10/19 (b)	1,159,994
1,100,000	Morgan Stanley, 4.75%, 03/22/17	1,136,153
1,086,000	Murray Street Investment Trust I, 4.65%, 03/09/17 (c)	1,116,568
670,000	Pricoa Global Funding I, MTN, 0.84%, 06/24/16 (a)(b)	670,082
1,030,000	Regions Financial Corp., 2.00%, 05/15/18	1,023,589
1,060,000	The Hartford Financial Services Group, Inc., 5.50%, 03/30/20	1,176,719
1,130,000	Wells Fargo & Co., Series K, 7.98% (callable at 100 beginning 03/15/18) (a)(d)	1,169,437
		15,604,720
Industrials - 2.4%
1,077,000	Burlington Northern Santa Fe, LLC, 5.75%, 03/15/18	1,171,365
290,000	General Electric Capital Corp., MTN, 0.89%, 08/07/18 (a)	285,750
310,000	Huntington Ingalls Industries, Inc., 5.00%, 11/15/25 (b)	324,725
1,185,000	Textron, Inc., 3.65%, 03/01/21	1,221,532
		3,003,372

See accompanying Notes to Financial Statements.
17

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

SHORT-INTERMEDIATE BOND FUND
Principal Amount	Security Description	Value

Information Technology - 2.1%
$250,000	Apple, Inc., 1.70%, 02/22/19	$253,861
1,050,000	Oracle Corp., 2.25%, 10/08/19	1,083,604
1,197,000	QUALCOMM, Inc., 2.25%, 05/20/20	1,227,523
		2,564,988

Telecommunication Services - 2.0%
449,000	AT&T, Inc., 2.40%, 03/15/17	454,261
715,000	AT&T, Inc., 3.80%, 03/15/22	753,853
1,194,000	Verizon Communications, Inc., 2.63%, 02/21/20	1,228,656
		2,436,770
Utilities - 0.7%
850,000	PacifiCorp, 5.50%, 01/15/19	936,597

Total Corporate Bonds (Cost $34,279,626)	34,362,806

Government & Agency Obligations - 27.1%
GOVERNMENT SECURITIES - 23.7%
Municipals - 1.5%
380,000	City of Omaha, NE Sewer Revenue, Nebraska RB, 2.40%, 12/01/16	384,074
250,000	Lincoln Airport Authority, Nebraska RB, 1.33%, 07/01/16	250,077
585,000	Montana Board of Housing, Montana RB, 1.60%, 06/01/16	585,322
245,000	North Carolina Housing Finance Agency, North Carolina RB, 2.34%, 01/01/19	249,018
325,000	State of Mississippi, GO Bond, 2.63%, 11/01/16	328,500
		1,796,991
U.S. Treasury Securities - 22.2%
4,200,000	U.S. Treasury Note, 0.63%, 09/30/17	4,194,750
20,760,000	U.S. Treasury Note, 1.25%, 01/31/19	20,995,169
2,400,000	U.S. Treasury Note, 2.00%, 02/28/21	2,488,032
		27,677,951

U.S. GOVERNMENT MORTAGE BACKED-SECURITIES - 3.4%
Federal Home Loan Mortgage Corp. - 0.1%
3,033,652	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Interest Only REMIC, 1.55%, 08/25/16 (a)	6,347
177,889	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 03/15/20	184,122
		190,469

Federal National Mortgage Association - 2.2%
883,244	Federal National Mortgage Association Pool #AJ4087, 3.00%, 10/01/26	924,742
85,250	Federal National Mortgage Association REMIC, 4.00%, 07/25/21	88,442
214,636	Federal National Mortgage Association REMIC, 4.00%, 02/25/26	227,424
316,435	Federal National Mortgage Association REMIC, 3.00%, 04/25/37	323,655

Shares or Principal Amount	Security Description	Value

$112,018	Federal National Mortgage Association REMIC, 5.00%, 03/25/39	$3,187
530,071	Federal National Mortgage Association REMIC, 2.50%, 09/25/39	541,271
630,369	Federal National Mortgage Association REMIC, 3.50%, 05/25/41	669,994
		2,778,715

Government National Mortgage Association - 1.1%
369,646	Government National Mortgage Association II Pool #751404, 4.72%, 06/20/61	387,021
937,998	Government National Mortgage Association REMIC, 2.67%, 02/16/44	954,168
		1,341,189

Total Government & Agency Obligations (Cost $33,454,482)	33,785,315

Preferred Stocks - 0.4%
Financials - 0.4%
550	U.S. Bancorp., Series A, 3.50% (callable at 1,000 beginning on 05/02/16) (a)(d)	438,075

Total Preferred Stocks (Cost $564,327)	438,075

Short-Term Investments - 4.1%
Investment Company - 4.1%
5,123,220	BlackRock Liquidity Funds T-Fund Portfolio, 0.18% (e)	5,123,220

Total Short-Term Investments (Cost $5,123,220)	5,123,220

Total Investments - 99.2% (Cost $123,389,536)	123,544,187

Other assets in excess of liabilities – 0.8%	965,753
NET ASSETS – 100.0%	$124,509,940

(a)	Variable rate security. Rate presented is as of March 31, 2016.
(b)	The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933 to be liquid based on procedures approved by Tributary Funds' Board of Directors. As of March 31, 2016, the aggregate value of these liquid securities was $24,421,661 which represented 19.6% of net assets.
(c)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2016.
(d)	Perpetual maturity security.
(e)	Dividend yield changes to reflect current market conditions. Rate was the quoted yield as of March 31, 2016.

ABS	Asset Backed Security
CLO	Collateralized Loan Obligation
GO	General Obligation
LLC	Limited Liability Company
MTN	Medium Term Note
RB	Revenue Bond
REMIC	Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.
18

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

INCOME FUND
Principal Amount	Security Description	Value

Non-U.S. Government Agency Asset-Backed Securities - 31.9%
Asset Backed Securities - 8.9%
$800,000	Ally Auto Receivables Trust, 1.53%, 04/15/19	$802,327
735,000	Ascentium Equipment Receivables, LLC, 1.57%, 12/11/17 (a)	736,135
1,220,000	Ascentium Equipment Receivables, LLC, 1.61%, 10/13/20 (a)	1,216,364
1,000,000	BA Credit Card Trust, 1.36%, 09/15/20	1,003,400
855,000	Cabela's Credit Card Master Note Trust, 1.63%, 02/18/20 (a)	856,749
1,085,000	Cabela's Credit Card Master Note Trust, 2.71%, 02/17/26 (a)	1,103,625
1,000,000	Capital One Multi-Asset Execution Trust, 1.48%, 07/15/20	1,005,361
785,000	Chase Issuance Trust, 1.15%, 01/15/19	786,345
1,440,000	Citibank Credit Card Issuance Trust, 5.65%, 09/20/19	1,531,896
152,671	CNL Commercial Mortgage Loan Trust (insured by AMBAC Assurance Corp.) REMIC, 0.87%, 10/25/30 (a)(b)	132,356
630,000	Eaton Vance CLO, Ltd., 2.07%, 07/15/26 (a)(b)	622,912
1,226,000	Ford Credit Auto Owner Trust, 1.27%, 12/15/17	1,225,738
925,000	Ford Credit Floorplan Master Owner Trust, 3.50%, 01/15/19	936,980
1,040,000	Magnetite IX CLO, Ltd., 2.04%, 07/25/26 (a)(b)	1,032,244
990,000	OneMain Financial Issuance Trust, 2.43%, 06/18/24 (a)	987,513
1,605,029	Preferred Term Securities XII, Ltd. / Preferred Term Securities XII, Inc., 1.34%, 12/24/33 (a)(b)	1,316,124
657,564	Preferred Term Securities XIV, Ltd. / Preferred Term Securities XIV, Inc., 1.12%, 06/24/34 (a)(b)	496,461
896,396	Preferred Term Securities XXI, Ltd. / Preferred Term Securities XXI, Inc., 1.28%, 03/22/38 (a)(b)	416,824
707,160	Preferred Term Securities XXIV, Ltd. / Preferred Term Securities XXIV, Inc., 0.93%, 03/22/37 (a)(b)	479,101
650,000	Voya CLO, Ltd., 2.07%, 01/18/26 (a)(b)	643,637
		17,332,092
Non-Agency Commercial Mortgage Backed Securities - 9.5%
597,111	7 WTC Depositor, LLC Trust, 4.08%, 03/13/31 (a)	604,229
1,200,000	American Tower Trust I, 3.07%, 03/15/23 (a)	1,200,021
Principal Amount	Security Description	Value

$934,369	Bayview Commercial Asset Trust REMIC, 1.30%, 12/25/33 (a)(b)	$896,222
787,335	Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.69%, 06/11/50 (b)	817,211
3,998,905	Citigroup Commercial Mortgage Trust REMIC, 2.16%, 09/10/45 (a)(b)	305,891
1,683,069	Citigroup Commercial Mortgage Trust REMIC, 5.74%, 06/14/50 (a)(b)	1,704,778
1,836,924	COMM Mortgage Trust Interest Only REMIC, 1.49%, 03/10/46 (b)	88,164
900,000	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.74%, 05/15/36 (a)(b)	944,748
148,251	DBUBS Mortgage Trust Interest Only REMIC, 1.30%, 08/10/44 (a)(b)	968
735,000	FREMF Mortgage Trust REMIC, 4.16%, 09/25/44 (a)(b)	756,321
1,030,000	FREMF Mortgage Trust REMIC, 2.64%, 03/25/45 (a)(b)	1,031,791
1,623,714	FRESB Mortgage Trust REMIC, 3.22%, 08/25/35 (b)	1,658,462
10,168,387	GS Mortgage Securities Trust REMIC, 1.62%, 08/10/44 (a)(b)	407,553
840,000	JP Morgan Chase Commercial Mortgage Securities Trust REMIC, 1.69%, 01/15/32 (a)(b)	827,343
1,055,000	JP Morgan Chase Commercial Mortgage Securities Trust REMIC, 2.67%, 01/15/46	1,077,924
800,000	JP Morgan Chase Commercial Mortgage Securities Trust REMIC, 4.11%, 07/15/46 (a)	835,288
1,200,000	JPMBB Commercial Mortgage Securities Trust REMIC, 2.42%, 07/15/45	1,218,332
899,326	Morgan Stanley Capital I Trust REMIC, 3.22%, 07/15/49	901,668
1,131,711	Wells Fargo Commercial Mortgage Trust Interest Only REMIC, 2.05%, 10/15/45 (a)(b)	95,312
890,000	Wells Fargo Commercial Mortgage Trust REMIC, 2.53%, 10/15/45	909,338
995,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.63%, 03/15/45	1,017,083
1,045,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.19%, 04/15/45	1,047,529
695,019	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.16%, 11/15/45 (a)(b)	60,549
		18,406,725

See accompanying Notes to Financial Statements.
19

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

INCOME FUND
Principal Amount	Security Description	Value

Non-Agency Residential Mortgage Backed Securities - 13.5%
$215,291	Bayview Financial Mortgage Pass-Through Trust REMIC, 5.70%, 02/28/41 (c)	$244,393
217,002	Citicorp Residential Mortgage Trust REMIC, 5.63%, 07/25/36 (c)	223,135
739,871	Citicorp Residential Mortgage Trust REMIC, 5.63%, 07/25/36 (c)	758,716
1,064,824	Citicorp Residential Mortgage Trust REMIC, 5.78%, 09/25/36 (c)	1,100,760
891,238	Citigroup Global Markets Mortgage Securities VII, Inc. REMIC, 6.93%, 08/25/28	908,549
1,149,920	Citigroup Mortgage Loan Trust REMIC, 4.00%, 01/25/35 (a)(b)	1,179,662
510,102	Citigroup Mortgage Loan Trust REMIC, 0.58%, 08/25/36 (b)	486,869
366,103	Citigroup Mortgage Loan Trust, Inc. REMIC, 6.50%, 07/25/34	380,752
98,510	CitiMortgage Alternative Loan Trust REMIC, 5.25%, 03/25/21	99,210
822,457	Conseco Financial Corp., 7.30%, 09/15/26 (b)	854,703
277,532	Countrywide Asset-Backed Certificates REMIC, 0.80%, 11/25/35 (a)(b)	274,306
137,568	Countrywide Asset-Backed Certificates REMIC, 0.61%, 07/25/36 (b)	134,946
31,580	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.00%, 08/25/20	31,289
62,686	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.75%, 04/25/33	64,419
211,564	Credit-Based Asset Servicing and Securitization, LLC REMIC, 1.56%, 02/25/33 (b)	195,900
656,336	Credit-Based Asset Servicing and Securitization, LLC REMIC, 6.02%, 12/25/37 (a)(c)	684,251
809,864	First NLC Trust REMIC, 0.70%, 02/25/36 (b)	796,111
463,501	Fremont Home Loan Trust, 1.30%, 11/25/34 (b)	389,982
223,237	Goldman Sachs Alternative Mortgage Products Trust REMIC, 1.08%, 03/25/34 (b)	223,237
72,928	Goldman Sachs Alternative Mortgage Products Trust REMIC, 0.64%, 01/25/36 (b)	72,409
865,000	Goldman Sachs Alternative Mortgage Products Trust REMIC, 0.93%, 05/25/36 (a)(b)	804,777

Principal Amount	Security Description	Value

$540,615	Greenpoint Manufactured Housing, 7.27%, 06/15/29	$532,540
993,366	HSBC Home Equity Loan Trust USA, 1.93%, 11/20/36 (b)	993,923
155,549	Irwin Home Equity Loan Trust, 1.78%, 02/25/29 (b)	150,254
174,362	Irwin Whole Loan Home Equity Trust REMIC, 1.53%, 11/25/28 (b)	170,172
385,694	Irwin Whole Loan Home Equity Trust REMIC, 0.90%, 12/25/29 (b)	376,351
1,232,508	Irwin Whole Loan Home Equity Trust REMIC, 1.78%, 06/25/34 (b)	1,169,420
860,000	JP Morgan Mortgage Acquisition Trust REMIC, 0.66%, 07/25/36 (b)	814,195
469,982	Lehman ABS Manufactured Housing Contract Trust REMIC, 4.35%, 04/15/40	476,686
867,050	New Residential Mortgage Loan Trust REMIC, 3.75%, 05/28/52 (a)(b)	896,291
880,186	New Residential Mortgage Loan Trust REMIC, 3.75%, 11/25/54 (a)(b)	908,047
1,556,096	New Residential Mortgage Loan Trust REMIC, 3.75%, 08/25/55 (b)	1,606,978
188,167	Nomura Asset Acceptance Corp. Alternative Loan Trust REMIC, 6.00%, 03/25/47 (c)	134,494
249,000	NovaStar Mortgage Funding Trust REMIC, 2.16%, 03/25/35 (b)	240,171
363,812	NovaStar Mortgage Funding Trust REMIC, 2.08%, 03/25/35 (b)	359,418
264,105	Renaissance Home Equity Loan Trust REMIC, 4.88%, 02/25/35 (c)	265,378
620,741	Renaissance Home Equity Loan Trust REMIC, 4.50%, 08/25/35 (c)	620,711
311,623	Residential Accredit Loans, Inc. Trust REMIC, 13.96%, 03/25/18 (b)	326,332
286,476	Residential Accredit Loans, Inc. Trust REMIC, 6.00%, 10/25/34	296,171
83,853	Residential Accredit Loans, Inc. Trust REMIC, 5.50%, 02/25/35	82,888
53,429	Residential Asset Mortgage Products, Inc. Trust (insured by AMBAC Assurance Corp.) REMIC, 4.02%, 03/25/33 (b)	53,537
870,000	Residential Asset Mortgage Products, Inc. Trust REMIC, 0.94%, 06/25/35 (b)	850,545
113,769	Residential Asset Securities Corp. Trust REMIC, 5.96%, 09/25/31 (b)	116,156
40,344	Residential Asset Securities Corp. Trust REMIC, 4.47%, 03/25/32 (b)	40,383
150,631	Residential Asset Securities Corp. Trust REMIC, 4.54%, 12/25/33 (b)	154,413
1,574,949	Sequoia Mortgage Trust REMIC, 3.00%, 11/25/30 (a)(b)	1,603,898

See accompanying Notes to Financial Statements.
20

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

INCOME FUND

Principal Amount	Security Description	Value

$211,474	Structured Asset Securities Corp. Mortgage Loan Trust REMIC, 5.73%, 06/25/35 (c)	$213,166
17,309	Structured Asset Securities Corp. Mortgage Pass-Through Certificates REMIC, 5.80%, 09/25/33 (c)	17,446
134,147	Structured Asset Securities Corp. Mortgage Pass-Through Certificates REMIC, 2.08%, 11/25/34 (b)	130,698
181,812	Structured Asset Securities Corp. Mortgage Pass-Through Certificates REMIC, 1.48%, 11/25/34 (b)	173,861
1,825,000	Towd Point Mortgage Trust REMIC, 3.50%, 02/25/55 (a)(b)	1,857,793
652,390	Vanderbilt Acquisition Loan Trust REMIC, 7.33%, 05/07/32 (b)	695,707
77,098	Wells Fargo Home Equity Asset-Backed Securities Trust REMIC, 0.81%, 12/25/35 (b)	76,779
3,686	Wells Fargo Home Equity Asset-Backed Securities Trust REMIC, 0.57%, 07/25/36 (b)	3,685
		26,316,863

Total Non-U.S. Government Agency Asset-Backed Securities (Cost $62,544,273)	62,055,680

Corporate Bonds - 23.9%
Consumer Discretionary - 3.3%
729,000	AMC Networks, Inc., 4.75%, 12/15/22	730,822
959,000	Dollar General Corp., 3.25%, 04/15/23	968,218
460,000	Hanesbrands, Inc., 6.38%, 12/15/20	476,100
490,000	Hilton Worldwide Finance, LLC / Hilton Worldwide Finance Corp., 5.63%, 10/15/21	507,738
615,000	Newell Rubbermaid, Inc., 4.00%, 06/15/22	633,695
320,000	Newell Rubbermaid, Inc., 4.00%, 12/01/24	326,764
300,000	Newell Rubbermaid, Inc., 4.20%, 04/01/26	313,770
760,000	PVH Corp., 4.50%, 12/15/22	779,000
665,000	The Goodyear Tire & Rubber Co., 6.50%, 03/01/21	699,912
925,000	Whirlpool Corp., 4.70%, 06/01/22	1,017,047
		6,453,066
Consumer Staples - 2.5%
534,000	Cargill, Inc., 4.10%, 11/01/42 (a)	512,640
1,165,000	Church & Dwight Co., Inc. 2.88%, 11/01/22	1,178,926
165,000	Kraft Heinz Foods Co., 4.88%, 02/15/25 (a)	181,840
455,000	Land O'Lakes Capital Trust I, 7.45%, 03/15/28 (a)	477,750
1,012,000	PepsiCo, Inc., 4.88%, 11/01/40	1,139,352
155,000	PepsiCo., Inc., 2.85%, 02/24/26	159,184

Principal Amount	Security Description	Value

$895,000	Wal-Mart Stores, Inc., 5.63%, 04/15/41	$1,157,613
		4,807,305
Energy - 1.1%
905,000	Anadarko Petroleum Corp., 3.45%, 07/15/24	806,245
515,000	EOG Resources, Inc., 4.15%, 01/15/26	534,021
645,000	Tosco Corp., 8.13%, 02/15/30	794,646
		2,134,912
Financials - 9.8%
485,153	Altitude Investments 16, LLC, 2.49%, 03/14/26	498,691
1,120,000	American Honda Finance Corp., 1.60%, 02/16/18 (a)	1,126,892
1,139,000	Bank of America Corp., MTN, 4.13%, 01/22/24	1,206,983
550,000	Berkshire Hathaway, Inc., 2.20%, 03/15/21	561,440
355,000	Chubb INA Holdings, Inc., 5.90%, 06/15/19	399,949
1,125,000	Citigroup, Inc., 2.55%, 04/08/19	1,142,033
1,140,000	CME Group, Inc./IL, 3.00%, 03/15/25	1,155,845
494,000	Crown Castle International Corp., 4.88%, 04/15/22	528,679
880,000	Genworth Holdings, Inc., 4.80%, 02/15/24	644,600
1,150,000	JPMorgan Chase & Co., Series 1, 7.90% (callable at 100 beginning 04/30/18) (b)(d)	1,150,000
1,050,000	KeyCorp, MTN, 2.90%, 09/15/20	1,067,646
1,071,000	Metropolitan Life Global Funding I, 2.30%, 04/10/19 (a)	1,089,784
1,155,000	Morgan Stanley, 3.75%, 02/25/23	1,203,820
865,000	Prudential Financial, Inc., MTN, 7.38%, 06/15/19	1,004,005
1,020,000	Regions Financial Corp., 2.00%, 05/15/18	1,013,652
520,000	The Bank of New York Mellon Corp., MTN, 2.30%, 09/11/19	533,061
707,000	The Chubb Corp., 6.80%, 11/15/31	948,235
974,000	The Goldman Sachs Group, Inc., 6.45%, 05/01/36	1,129,565
939,000	The Hartford Financial Services Group, Inc., 5.50%, 03/30/20	1,042,395
363,000	UBS Preferred Funding Trust V, Series 1, 6.24% (callable at 100 beginning 05/15/16) (b)(d)	363,000
1,145,000	Wells Fargo & Co., Series K, 7.98% (callable at 100 beginning 03/15/18) (b)(d)	1,184,961
		18,995,236
Health Care - 0.6%
$1,010,000	Becton Dickinson and Co., 3.73%, 12/15/24	$1,075,695

See accompanying Notes to Financial Statements.
21

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

INCOME FUND
Principal Amount	Security Description	Value

$160,000	Pfizer, Inc., 6.20%, 03/15/19	$182,066
		1,257,761
Industrials - 2.1%
1,125,000	Burlington Northern Santa Fe, LLC, 4.55%, 09/01/44	1,219,431
700,000	Huntington Ingalls Industries, Inc., 5.00%, 11/15/25 (a)	733,250
1,108,000	Textron, Inc., 3.65%, 03/01/21	1,142,159
739,000	United Technologies Corp., 6.13%, 07/15/38	954,801
		4,049,641
Information Technology - 1.2%
880,000	Oracle Corp., 6.13%, 07/08/39	1,135,653
1,235,000	QUALCOMM, Inc., 4.80%, 05/20/45	1,223,720
		2,359,373
Materials - 1.4%
405,000	Martin Marietta Materials, Inc., 6.60%, 04/15/18	432,671
1,123,000	The Dow Chemical Co., 3.00%, 11/15/22	1,148,900
1,185,000	The Mosaic Co., 5.45%, 11/15/33	1,218,586
		2,800,157
Telecommunication Services - 1.1%
845,000	AT&T, Inc., 5.15%, 03/15/42	851,940
1,229,000	Verizon Communications, Inc., 4.27%, 01/15/36	1,223,139
		2,075,079
Utilities - 0.8%
315,000	Alabama Power Co., Series Q, 5.50%, 10/15/17	333,347
864,000	PacifiCorp, 6.25%, 10/15/37	1,128,708
		1,462,055

Total Corporate Bonds (Cost $45,857,142)	46,394,585

Government & Agency Obligations - 38.1%
GOVERNMENT SECURITIES - 19.0%

Municipals - 1.9%
591,752	Florida Housing Finance Corp., Florida RB, 3.00%, 01/01/36	606,824
380,000	Montana Board of Housing, Montana RB, 2.38%, 06/01/20	386,107
375,000	New York City Transitional Finance Authority Future Tax Secured Revenue, New York RB, 5.77%, 08/01/36	471,817
340,000	New York City Water & Sewer System, New York RB, 5.72%, 06/15/42	448,929
225,000	State of Connecticut, Connecticut GO, 4.95%, 12/01/20	252,963
225,000	State of Connecticut, Connecticut GO, 5.63%, 12/01/29	268,652
240,000	University of Michigan, Michigan RB, 6.01%, 04/01/25	270,734

Principal Amount	Security Description	Value

$350,000	University of Nebraska, Nebraska RB, Series B, 5.70%, 07/01/29	$368,428
410,000	West Haymarket Joint Public Agency, Nebraska GO, 6.00%, 12/15/39	529,236
		3,603,690

Treasury Inflation Index Securities - 1.4%
855,627	U.S. Treasury Inflation Indexed Bond, 1.75%, 01/15/28 (e)	977,066
1,747,322	U.S. Treasury Inflation Indexed Note, 0.13%, 01/15/22 (e)	1,774,430
		2,751,496

U.S. Treasury Securities - 15.7%
4,010,000	U.S. Treasury Bond, 5.38%, 02/15/31	5,752,000
2,890,000	U.S. Treasury Bond, 4.75%, 02/15/37	4,090,818
7,460,000	U.S. Treasury Bond, 3.63%, 08/15/43	9,065,355
2,120,000	U.S. Treasury Note, 1.25%, 01/31/19	2,144,015
3,770,000	U.S. Treasury Note, 2.00%, 02/28/21	3,908,284
5,550,000	U.S. Treasury Note, 1.63%, 11/15/22	5,593,140
		30,553,612

U.S. GOVERNMENT MORTAGE BACKED-SECURITIES - 19.1%
Federal Home Loan Mortgage Corp. - 8.1%
78,455	Federal Home Loan Mortgage Corp., 3.50%, 12/01/26	82,995
876,214	Federal Home Loan Mortgage Corp., 4.50%, 11/01/30	958,712
2,934,896	Federal Home Loan Mortgage Corp., 4.00%, 12/01/45	3,169,644
1,698,945	Federal Home Loan Mortgage Corp., 4.00%, 10/01/44	1,824,891
3,192,010	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Interest Only, 1.55%, 08/25/16 (b)	6,678
2,941,282	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Interest Only, 1.96%, 08/25/18 (b)	113,785
471,838	Federal Home Loan Mortgage Corp. REMIC, 4.50%, 04/15/19	483,520
1,580,486	Federal Home Loan Mortgage Corp. REMIC, 4.50%, 06/15/21	1,642,906
595,000	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 06/15/37	640,808
765,643	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 02/15/39	813,413
1,998,759	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 03/15/40	2,131,615
896,746	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 04/15/41	961,047
2,198,726	Federal Home Loan Mortgage Corp. REMIC, 3.50%, 07/15/42	2,317,196

See accompanying Notes to Financial Statements.
22

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

INCOME FUND

Principal Amount	Security Description	Value

$574,896	Federal Home Loan Mortgage Corp. REMIC, 3.50%, 11/15/42	$607,327
15,754,537

Federal National Mortgage Association - 9.7%
$6,470	Federal National Mortgage Association, 5.50%, 11/01/16	$6,507
15,015	Federal National Mortgage Association, 4.50%, 12/01/18	15,533
749,405	Federal National Mortgage Association, 4.16%, 08/01/21	822,385
242,462	Federal National Mortgage Association, 7.50%, 08/01/22	257,718
71,296	Federal National Mortgage Association, 4.00%, 06/01/24	75,086
149,990	Federal National Mortgage Association, 4.00%, 10/01/24	159,518
1,899,165	Federal National Mortgage Association, 3.31%, 01/01/33	2,005,700
1,159,897	Federal National Mortgage Association, 5.80%, 12/01/33	1,350,832
390,282	Federal National Mortgage Association, 5.00%, 08/01/34	433,569
30,565	Federal National Mortgage Association, 5.50%, 08/01/37	34,305
133,734	Federal National Mortgage Association, 6.00%, 09/01/38	152,583
245,538	Federal National Mortgage Association, 4.50%, 06/01/39	270,166
485,365	Federal National Mortgage Association, 4.50%, 01/01/40	536,370
368,897	Federal National Mortgage Association, 4.50%, 12/01/40	402,527
1,146,017	Federal National Mortgage Association, 4.00%, 04/01/41	1,239,374
349,797	Federal National Mortgage Association, 4.00%, 02/01/42	380,300
1,654,461	Federal National Mortgage Association, 4.50%, 08/01/44	1,832,586
368,250	Federal National Mortgage Association REMIC, 4.00%, 02/25/19	377,648
503,695	Federal National Mortgage Association REMIC, 5.00%, 02/25/32	567,818
827,863	Federal National Mortgage Association REMIC, 4.00%, 01/25/33	903,916
380,381	Federal National Mortgage Association REMIC, 5.50%, 08/25/34	395,828
630,398	Federal National Mortgage Association REMIC, 3.00%, 04/25/37	644,782
2,110,238	Federal National Mortgage Association REMIC, 4.00%, 07/25/39	2,195,370
1,084,237	Federal National Mortgage Association REMIC, 2.50%, 09/25/39	1,107,146
2,185,656	Federal National Mortgage Association REMIC, 1.50%, 01/25/40	2,150,933

Shares or Principal Amount	Security Description	Value

$569,959	Federal National Mortgage Association REMIC, 3.50%, 05/25/41	$605,786
		18,924,286

Government National Mortgage Association - 1.2%
1,386,303	Government National Mortgage Association, 3.00%, 03/20/43	1,442,750
739,291	Government National Mortgage Association REMIC, 4.72%, 06/20/61	774,042
		2,216,792

Small Business Administration Participation Certificates - 0.1%
199,332	Small Business Administration Participation Certificates, 2.88%, 09/10/21	208,372

Total Government & Agency Obligations (Cost $70,671,557)	74,012,785

Preferred Stocks - 0.2%
Financials - 0.2%
580	US Bancorp., Series A, 3.50% (callable at 1,000 beginning 05/02/16) (b)(d)	461,970

Total Preferred Stocks (Cost $595,666)	461,970

Exchange Traded Fund - 0.3%
7,447	iShares iBoxx $ High Yield Corporate Bond Fund	608,345

Total Exchange Traded Fund (Cost $643,763)	608,345

Investment Company - 0.6%
133,029	Federated Institutional High-Yield Bond Fund	1,233,179

Total Investment Company (Cost $1,209,314)	1,233,179

Short-Term Investments - 3.9%
Investment Company - 3.9%
7,477,089	BlackRock Liquidity Funds T-Fund Portfolio, 0.18% (f)	7,477,089

Total Short-Term Investments (Cost $7,477,089)	7,477,089

Total Investments - 98.9% (Cost $188,998,804)	192,243,633

Other assets in excess of liabilities – 1.1%	2,055,753
NET ASSETS – 100.0%	$194,299,386

See accompanying Notes to Financial Statements.
23

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

INCOME FUND
(a)	The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933 to be liquid based on procedures approved by Tributary Funds' Board of Directors. As of March 31, 2016, the aggregate value of these liquid securities were $32,042,240 or 16.5% of net assets.
(b)	Variable rate security. Rate presented is as of March 31, 2016.
(c)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2016.
(d)	Perpetual maturity security.
(e)	U.S. Treasury inflation indexed security, par amount is adjusted for inflation.
(f)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2016.

ABS	Asset Backed Security
AMBAC	AMBAC Indemnity Corp.
CLO	Collateralized Loan Obligation
GO	General Obligation
LLC	Limited Liability Company
MTN	Medium Term Note
RB	Revenue Bond
REMIC	Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.
24

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

NEBRASKA TAX-FREE FUND
Principal Amount	Security Description	Value

Government & Agency Obligations - 95.4%
GOVERNMENT SECURITIES - 95.4%
Municipals - 95.4%

$100,000	Cass County Sanitary & Improvement District No. 1, Nebraska GO, 3.40%, 03/15/18	$100,144
125,000	City of Bellevue NE, Nebraska GO, 3.95%, 06/01/21	125,293
345,000	City of Fremont NE, Nebraska RB, 3.00%, 10/15/25	360,822
65,000	City of Grand Island NE Electric System Revenue, Nebraska RB, 5.00%, 08/15/27	77,988
275,000	City of Hastings NE Combined Utility Revenue, Nebraska RB, 4.50%, 10/15/21	275,753
300,000	City of Hastings NE Combined Utility Revenue, Nebraska RB, 4.50%, 10/15/26	300,711
235,000	City of La Vista NE, Series A, Nebraska GO, 3.50%, 12/15/22	236,669
525,000	City of La Vista NE, Series B, Nebraska GO, 3.50%, 12/15/22	528,727
165,000	City of Lincoln NE Electric System Revenue, Nebraska RB, 5.00%, 09/01/28	197,800
250,000	City of Lincoln NE Electric System Revenue, Nebraska RB, 3.13%, 09/01/30	253,263
130,000	City of Lincoln NE, Nebraska Certificate of Participation, 2.00%, 09/15/17	130,946
125,000	City of Lincoln NE, Nebraska GO, 4.13%, 05/15/26	127,459
370,000	City of Lincoln NE, Nebraska RB, 1.75%, 04/01/16	370,000
105,000	City of Lincoln NE, Nebraska RB, 2.00%, 04/01/17	106,218
210,000	City of Lincoln NE, Nebraska RB, 2.00%, 04/01/18	212,379
515,000	City of Lincoln NE, Nebraska RB, 2.50%, 04/01/20	529,817
700,000	City of Lincoln NE, Nebraska RB, 4.50%, 08/15/22	792,813
480,000	City of Lincoln NE, Nebraska RB, 4.00%, 08/15/26	530,717
500,000	City of Lincoln NE, Nebraska RB, 3.55%, 04/01/27	512,485
116,000	City of Ogallala NE, Nebraska Certificate of Participation, 1.15%, 10/15/19	116,558
575,000	City of Omaha NE, Nebraska GO, 5.25%, 04/01/20	666,166
Principal Amount	Security Description	Value

$275,000	City of Omaha NE, Nebraska GO, 4.38%, 06/01/22	$296,037
800,000	City of Omaha NE, Nebraska GO, 5.75%, 10/15/28	898,256
190,000	City of Omaha NE, Nebraska RB, 5.00%, 02/01/26	224,496
500,000	City of Omaha NE, Series A, Nebraska GO, 6.50%, 12/01/30	741,075
200,000	City of Omaha NE, Series A, Nebraska GO, 5.00%, 05/01/33	241,620
185,000	County of Adams NE, Nebraska GO, 2.35%, 12/15/16	185,252
100,000	County of Adams NE, Nebraska GO, 3.55%, 12/15/20	100,229
550,000	County of Douglas NE, Nebraska RB, 5.60%, 07/01/25	642,510
120,000	County of Douglas NE, Nebraska RB, 3.60%, 10/01/27	120,607
250,000	County of Sarpy NE, Nebraska Certificate of Participation, 2.80%, 12/15/20	265,995
280,000	Crete Public Schools, Nebraska GO, 3.00%, 12/15/18	296,078
195,000	Douglas County Hospital Authority No. 1, Nebraska RB, 5.25%, 09/01/21	224,704
495,000	Douglas County Hospital Authority No. 2, Nebraska RB, 5.13%, 08/15/18	523,086
1,500,000	Douglas County Hospital Authority No. 2, Nebraska RB, 4.75%, 09/01/28	1,622,160
500,000	Douglas County Hospital Authority No. 2, Nebraska RB, 5.50%, 01/01/30	567,365
100,000	Douglas County Hospital Authority No. 2, Nebraska RB, 5.75%, 11/01/48	111,760
690,000	Douglas County Hospital Authority No. 3, Nebraska RB, 5.75%, 11/01/48	773,959
110,000	Douglas County Sanitary & Improvement District No. 281, Nebraska GO, 1.70%, 02/15/20	110,300
40,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 1.85%, 08/15/17	40,279
50,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 2.10%, 08/15/18	50,275
55,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 2.35%, 08/15/19	55,442

See accompanying Notes to Financial Statements.
25

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

NEBRASKA TAX-FREE FUND

Principal Amount	Security Description	Value

$55,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 2.65%, 08/15/20	$55,611
65,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 2.85%, 08/15/21	65,939
65,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 3.00%, 08/15/22	65,982
100,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 3.35%, 08/15/24	101,613
100,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 3.50%, 08/15/25	101,597
105,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 3.60%, 08/15/26	106,070
110,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 3.70%, 08/15/27	111,119
155,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 4.05%, 08/15/32	156,192
300,000	Douglas County Sanitary & Improvement District No. 427, Nebraska GO, 3.50%, 10/15/21	303,540
85,000	Douglas County Sanitary & Improvement District No. 453, Nebraska GO, 4.15%, 06/01/20	85,205
585,000	Douglas County Sanitary & Improvement District No. 464, Nebraska GO, 3.65%, 03/15/33	589,586
65,000	Douglas County Sanitary & Improvement District No. 485, Nebraska GO, 2.65%, 10/01/20	65,789
170,000	Douglas County Sanitary & Improvement District No. 497, Nebraska GO, 2.75%, 11/15/25	171,200
165,000	Douglas County Sanitary & Improvement District No. 497, Nebraska GO, 3.65%, 11/15/32	167,061
100,000	Douglas County Sanitary & Improvement District No. 503, Nebraska GO, 1.90%, 08/15/17	101,650
105,000	Douglas County Sanitary & Improvement District No. 509, Nebraska GO, 3.85%, 03/15/33	104,351
295,000	Douglas County Sanitary & Improvement District No. 509, Nebraska GO, 3.90%, 03/15/34	293,112
210,000	Douglas County Sanitary & Improvement District No. 509, Nebraska GO, 3.95%, 03/15/35	208,610
Principal Amount	Security Description	Value

$190,000	Douglas County Sanitary & Improvement District No. 509, Nebraska GO, 4.00%, 03/15/36	$188,704
255,000	Douglas County Sanitary & Improvement District No. 515, Nebraska GO, 3.75%, 12/15/32	257,371
115,000	Douglas County Sanitary & Improvement District No. 541, Nebraska GO, 2.95%, 07/15/24	118,643
750,000	Douglas County School District No. 59, Nebraska GO, 3.00%, 12/15/35	736,807
105,000	Elkhorn Rural Public Power District, Nebraska RB, 2.60%, 09/01/21	105,592
700,000	Elkhorn School District, Nebraska GO, 5.00%, 01/15/30	814,702
665,000	Elkhorn School District, Nebraska GO, 4.00%, 12/15/34	722,310
1,430,000	Elkhorn School District, Nebraska GO, 4.00%, 12/15/35	1,545,501
250,000	Elkhorn School District, Series B, Nebraska GO, 4.00%, 01/15/32	268,560
30,000	Elm Creek Rural Fire Protection District No. 7, Nebraska GO, 0.65%, 10/15/17	29,973
68,000	Elm Creek Rural Fire Protection District No. 7, Nebraska GO, 1.40%, 10/15/20	68,377
185,000	Grand Island Public Schools No. 2, Nebraska GO, 4.00%, 12/15/24	206,982
500,000	Hospital Authority No. 1 of Lancaster County, Series A, Nebraska RB, 5.00%, 06/01/17	524,280
1,300,000	Lancaster County Correctional Facility Joint Public Agency, Nebraska GO, 5.00%, 12/01/21	1,449,032
140,000	Lancaster County Correctional Facility Joint Public Agency, Nebraska GO, 5.00%, 12/01/22	156,050
750,000	Lancaster County School District No. 1, Nebraska GO, 4.00%, 01/15/26	884,070
145,000	Lancaster County School District No. 1, Nebraska GO, 5.00%, 01/15/27	146,828
200,000	Lincoln County Hospital Authority No. 1, Nebraska RB, 5.00%, 11/01/25	232,172
500,000	Lincoln-Lancaster County Public Building Commission, Nebraska RB, 3.00%, 12/01/26	546,220
1,500,000	Metropolitan Utilities District of Omaha, Series A, Nebraska RB, 4.25%, 12/01/21	1,536,360
300,000	Metropolitan Utilities District of Omaha, Series A, Nebraska RB, 4.38%, 12/01/25	307,518

See accompanying Notes to Financial Statements.
26

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

NEBRASKA TAX-FREE FUND

Principal Amount	Security Description	Value

$100,000	Metropolitan Utilities District of Omaha, Series B, Nebraska RB, 5.00%, 06/01/28	$105,011
210,000	Municipal Energy Agency of Nebraska, Series A, Nebraska RB, 5.00%, 04/01/25	248,945
200,000	Municipal Energy Agency of Nebraska, Series A, Nebraska RB, 5.00%, 04/01/26	234,940
540,000	Municipal Energy Agency of Nebraska, Series A, Nebraska RB, 5.00%, 04/01/27	632,005
1,475,000	Municipal Energy Agency of Nebraska, Series A, Nebraska RB, 5.00%, 04/01/30	1,709,141
140,000	Municipal Energy Agency of Nebraska, Series A, Nebraska RB, 5.00%, 04/01/31	161,713
175,000	Nebraska Investment Finance Authority, Series A, Nebraska RB, 2.35%, 09/01/24	176,855
150,000	Nebraska Public Power District, Series A, Nebraska RB, 5.00%, 01/01/26	178,853
200,000	Nebraska Public Power District, Series A, Nebraska RB, 5.00%, 01/01/27	236,658
600,000	Nebraska Public Power District, Series A, Nebraska RB, 5.00%, 01/01/29	704,226
1,050,000	Nebraska Public Power District, Series A, Nebraska RB, 5.00%, 01/01/32	1,218,714
540,000	Nebraska Public Power District, Series A, Nebraska RB, 5.00%, 01/01/34	622,971
1,995,000	Nebraska Public Power District, Series C, Nebraska RB, 5.00%, 01/01/31	2,274,918
315,000	Nebraska State Colleges, Series A, Nebraska RB, 3.00%, 07/01/25	315,983
535,000	Omaha Airport Authority, Nebraska RB, 3.75%, 01/01/19	574,194
200,000	Omaha Convention Hotel Corp., Nebraska RB, 5.00%, 02/01/17	206,970
100,000	Omaha Convention Hotel Corp., Nebraska RB, 5.00%, 02/01/26	103,266
805,000	Omaha Public Facilities Corp., Nebraska RB, 5.00%, 06/01/26	902,896
100,000	Omaha Public Power District, Nebraska City Station Unit 2, Series A, Nebraska RB, 5.30%, 02/01/26	108,237
305,000	Omaha Public Power District, Nebraska City Station Unit 2, Series A, Nebraska RB, 4.20%, 02/01/26	313,991
500,000	Omaha Public Power District, Nebraska City Station Unit 2, Series A, Nebraska RB, 5.35%, 02/01/27	541,640
45,000	Omaha Public Power District, Nebraska City Station Unit 2, Series A, Nebraska RB, 4.35%, 02/01/36	46,382
Principal Amount	Security Description	Value

$50,000	Omaha Public Power District, Nebraska City Station Unit 2, Series A, Nebraska RB, 5.00%, 02/01/42	$51,802
190,000	Omaha Public Power District, Series A, Nebraska RB, 4.65%, 02/01/28	207,966
205,000	Omaha Public Power District, Series A, Nebraska RB, 4.00%, 02/01/31	221,443
200,000	Omaha Public Power District, Series A, Nebraska RB, 4.00%, 02/01/34	212,916
500,000	Omaha Public Power District, Series B, Nebraska RB, 5.00%, 02/01/29	580,095
500,000	Omaha Public Power District, Series C, Nebraska RB, 5.00%, 02/01/29	580,095
1,435,000	Omaha Public Power District, Series C, Nebraska RB, 5.00%, 02/01/30	1,661,974
650,000	Omaha School District No. 1, Nebraska GO, 4.00%, 12/15/22	720,921
620,000	Omaha School District No. 1, Nebraska GO, 3.13%, 12/15/33	641,743
590,000	Omaha-Douglas Public Building Commission, Nebraska GO, 4.50%, 05/01/22	637,631
245,000	Omaha-Douglas Public Building Commission, Nebraska GO, 4.50%, 05/01/23	264,512
235,000	Papillion-La Vista School District, Nebraska GO, 5.00%, 12/01/23	261,146
150,000	Papio-Missouri River Natural Resource District, Nebraska GO, 4.00%, 12/15/16	153,507
200,000	Papio-Missouri River Natural Resource District, Nebraska GO, 4.00%, 12/15/24	210,168
125,000	Platte County School District No. 1, Columbus Public Schools, Nebraska GO, 5.00%, 12/15/26	155,023
500,000	Plattsmouth Facilities Corp., Nebraska RB, 4.20%, 11/15/32	506,165
125,000	Public Power Generation Agency, Nebraska RB, 5.00%, 01/01/17	128,801
200,000	Public Power Generation Agency, Nebraska RB, 5.00%, 01/01/20	206,446
710,000	Public Power Generation Agency, Nebraska RB, 5.00%, 01/01/24	732,883
150,000	Public Power Generation Agency, Nebraska RB, 5.00%, 01/01/25	154,835
10,000	Public Power Generation Agency, Nebraska RB, 5.00%, 01/01/32	10,287
40,000	Public Power Generation Agency, Nebraska RB, 5.00%, 01/01/32	41,304
85,000	Sarpy County Sanitary & Improvement District No. 191, Nebraska GO, 2.45%, 10/15/22	85,739

See accompanying Notes to Financial Statements.
27

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

NEBRASKA TAX-FREE FUND

Principal Amount	Security Description	Value

$160,000	Sarpy County Sanitary & Improvement District No. 191, Nebraska GO, 3.55%, 10/15/32	$161,590
265,000	Sarpy County Sanitary & Improvement District No. 213, Nebraska GO, 3.20%, 11/15/29	266,569
55,000	Sarpy County Sanitary & Improvement District No. 234, Nebraska GO, 2.00%, 06/15/18	55,200
55,000	Sarpy County Sanitary & Improvement District No. 234, Nebraska GO, 2.45%, 06/15/20	55,407
60,000	Sarpy County Sanitary & Improvement District No. 234, Nebraska GO, 2.75%, 06/15/21	60,691
60,000	Sarpy County Sanitary & Improvement District No. 234, Nebraska GO, 3.00%, 06/15/22	60,796
65,000	Sarpy County Sanitary & Improvement District No. 234, Nebraska GO, 3.15%, 06/15/23	65,892
65,000	Sarpy County Sanitary & Improvement District No. 234, Nebraska GO, 3.30%, 06/15/24	65,883
65,000	Sarpy County Sanitary & Improvement District No. 234, Nebraska GO, 3.40%, 06/15/25	65,836
70,000	Sarpy County Sanitary & Improvement District No. 234, Nebraska GO, 3.55%, 06/15/26	70,586
75,000	Sarpy County Sanitary & Improvement District No. 234, Nebraska GO, 3.70%, 06/15/27	75,565
110,000	Sarpy County Sanitary & Improvement District No. 242, Nebraska GO, 3.00%, 03/15/27	113,512
490,000	Sarpy County Sanitary & Improvement District No. 257, Nebraska GO, 3.75%, 04/15/31	490,946
245,000	Sarpy County Sanitary & Improvement District No. 261, Nebraska GO, 3.35%, 04/15/26	247,203
475,000	Sarpy County Sanitary & Improvement District No. 261, Nebraska GO, 3.80%, 04/15/33	477,023
120,000	Sarpy County Sanitary & Improvement District No. 279, Nebraska GO, 3.95%, 02/15/32	124,369
110,000	Sarpy County Sanitary & Improvement District No. 279, Nebraska GO, 5.15%, 02/15/34	116,776
110,000	Sarpy County Sanitary & Improvement District No. 67, Nebraska GO, 2.60%, 11/01/16	110,124

Shares or Principal Amount	Security Description	Value

$225,000	Sarpy County Sanitary & Improvement District No. 68, Nebraska GO, 2.75%, 12/15/23	$225,207
60,000	Sarpy County Sanitary & Improvement District No. 97, Nebraska GO, 2.35%, 02/15/18	60,352
600,000	Southern Public Power District, Nebraska RB, 5.00%, 12/15/22	666,012
160,000	University of Nebraska, Nebraska RB, 3.00%, 05/15/18	167,181
50,000	University of Nebraska, Series A, Nebraska RB, 4.25%, 07/01/21	54,393
85,000	University of Nebraska, Series A, Nebraska RB, 5.00%, 07/01/22	94,358
525,000	University of Nebraska, Series A, Nebraska RB, 5.00%, 07/01/22	573,211
400,000	University of Nebraska, Series A, Nebraska RB, 5.00%, 07/01/23	443,920
650,000	University of Nebraska, Series A, Nebraska RB, 4.50%, 07/01/28	697,385
200,000	West Haymarket Joint Public Agency, Nebraska GO, 5.00%, 12/15/26	239,972
105,000	West Haymarket Joint Public Agency, Nebraska GO, 4.00%, 12/15/28	115,618
		54,411,980

Total Government & Agency Obligations (Cost $52,973,089)	54,411,980

Short-Term Investments - 3.9%
Investment Company - 3.9%
2,190,995	BlackRock Liquidity Funds T-Fund Portfolio, 0.18% (a)	2,190,995

Total Short-Term Investments (Cost $2,190,995)	2,190,995

Total Investments - 99.3% (Cost $55,164,084)	56,602,975

Other Assets & Liabilities, Net – 0.7%	426,282
NET ASSETS – 100.0%	$57,029,257

(a)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2016.

GO	General Obligation
RB	Revenue Bond

See accompanying Notes to Financial Statements.
28

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

BALANCED FUND

Shares	Security Description	Value

Common Stocks - 58.9%

Consumer Discretionary - 9.5%
900	AutoZone, Inc. (a)	$717,021
3,000	Buffalo Wild Wings, Inc. (a)	444,360
15,500	Comcast Corp. - Class A	946,740
8,500	D.R. Horton, Inc.	256,955
7,400	Foot Locker, Inc.	477,300
15,900	Hanesbrands, Inc.	450,606
15,200	NIKE, Inc. - Class B	934,344
1,970	O'Reilly Automotive, Inc. (a)	539,110
4,300	Royal Caribbean Cruises, Ltd.	353,245
19,000	Skechers U.S.A., Inc. - Class A (a)	578,550
19,100	Starbucks Corp.	1,140,270
10,700	The Home Depot, Inc.	1,427,701
600	The Priceline Group, Inc. (a)	773,376
5,450	Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,055,883
		10,095,461
Consumer Staples - 5.5%
11,500	Church & Dwight Co., Inc.	1,060,070
7,200	Constellation Brands, Inc. - Class A	1,087,848
7,000	Costco Wholesale Corp.	1,103,060
12,000	CVS Health Corp.	1,244,760
25,000	Rite Aid Corp. (a)	203,750
7,100	The JM Smucker Co.	921,864
7,200	The WhiteWave Foods Co. (a)	292,608
		5,913,960
Energy - 3.6%
833	California Resources Corp.	858
3,300	Concho Resources, Inc. (a)	333,432
7,500	EOG Resources, Inc.	544,350
13,500	Exxon Mobil Corp.	1,128,465
8,900	Occidental Petroleum Corp.	609,027
6,000	Phillips 66	519,540
9,500	Schlumberger, Ltd.	700,625
		3,836,297
Financials - 7.8%
12,000	American Tower Corp. REIT	1,228,440
14,900	BankUnited, Inc.	513,156
2,200	BlackRock, Inc.	749,254
9,000	Capital One Financial Corp.	623,790
5,800	Chubb, Ltd.	691,070
3,600	FactSet Research Systems, Inc.	545,508
18,900	Home BancShares, Inc.	773,955
12,000	JPMorgan Chase & Co.	710,640
12,100	Northern Trust Corp.	788,557
6,450	Signature Bank (a)	877,974
20,500	U.S. Bancorp, Series A	832,095
		8,334,439
Health Care - 8.2%
3,810	Allergan PLC (a)	1,021,195
2,000	Biogen, Inc. (a)	520,640
6,800	Celgene Corp. (a)	680,612
Shares	Security Description	Value

12,300	Centene Corp. (a)	$757,311
12,700	Cerner Corp. (a)	672,592
8,000	Edwards Lifesciences Corp. (a)	705,680
9,000	Eli Lilly & Co.	648,090
9,000	Gilead Sciences, Inc.	826,740
9,600	PAREXEL International Corp. (a)	602,208
7,000	PerkinElmer, Inc.	346,220
5,600	Teleflex, Inc.	879,256
2,000	United Therapeutics Corp. (a)	222,860
18,800	Zoetis, Inc.	833,404
		8,716,808
Industrials - 6.5%
5,200	FedEx Corp.	846,144
14,550	Fortune Brands Home & Security, Inc.	815,382
33,000	General Electric Co.	1,049,070
24,500	HD Supply Holdings, Inc. (a)	810,215
22,700	KAR Auction Services, Inc.	865,778
5,300	Roper Technologies, Inc.	968,681
21,800	Southwest Airlines Co.	976,640
6,200	The Middleby Corp. (a)	661,974
		6,993,884
Information Technology - 15.3%
11,300	Adobe Systems, Inc. (a)	1,059,940
2,698	Alphabet, Inc., Class C (a)	2,009,875
18,300	Apple, Inc.	1,994,517
7,000	ARRIS International PLC (a)	160,440
5,000	Broadcom, Ltd.	772,500
15,000	Broadridge Financial Solutions, Inc.	889,650
12,000	Cadence Design Systems, Inc. (a)	282,960
19,300	CDW Corp.	800,950
29,000	Cisco Systems, Inc.	825,630
9,000	Cognizant Technology Solutions Corp. - Class A (a)	564,300
16,000	Facebook, Inc. - Class A (a)	1,825,600
9,800	Fiserv, Inc. (a)	1,005,284
4,600	FleetCor Technologies, Inc. (a)	684,250
6,100	Jack Henry & Associates, Inc.	515,877
12,000	MasterCard, Inc. - Class A	1,134,000
18,000	Microsoft Corp.	994,140
14,000	Paychex, Inc.	756,140
		16,276,053
Materials - 0.5%
6,800	Eastman Chemical Co.	491,164

Telecommunication Services - 0.8%
15,800	Verizon Communications, Inc.	854,464

Utilities - 1.2%
8,800	NextEra Energy, Inc.	1,041,392
4,000	Southwest Gas Corp.	263,400
		1,304,792

Total Common Stocks (Cost $50,512,112)	62,817,322

See accompanying Notes to Financial Statements.
29

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

BALANCED FUND
Principal Amount	Security Description	Value

Non-U.S. Government Agency Asset-Backed Securities - 6.0%
Asset Backed Securities - 1.9%
$365,000	BA Credit Card Trust, 1.36%, 09/15/20	$366,241
330,000	Cabela's Credit Card Master Note Trust, 2.71%, 02/17/26 (b)	335,665
300,000	Capital One Multi-Asset Execution Trust, 1.48%, 07/15/20	301,608
241,000	Citibank Credit Card Issuance Trust, 5.65%, 09/20/19	256,380
145,000	Eaton Vance CLO, Ltd., 2.07%, 07/15/26 (b)(c)	143,369
355,000	Ford Credit Auto Owner Trust, 1.27%, 12/15/17	354,924
296,131	Preferred Term Securities XII, Ltd./Preferred Term Securities XII, Inc., 1.34%, 12/24/33 (b)(c)	242,827
		2,001,014
Non-Agency Commercial Mortgage Backed Securities - 2.5%
375,000	American Tower Trust I, 3.07%, 03/15/23 (b)	375,007
222,020	Bayview Commercial Asset Trust REMIC, 1.30%, 12/25/33 (b)(c)	212,956
384,066	Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.69%, 06/11/50 (c)	398,639
388,401	Citigroup Commercial Mortgage Trust REMIC, 5.74%, 06/14/50 (b)(c)	393,410
265,000	FREMF Mortgage Trust REMIC, 4.16%, 09/25/44 (b)(c)	272,687
310,000	FREMF Mortgage Trust REMIC, 2.64%, 03/25/45 (b)(c)	310,539
500,000	JP Morgan Chase Commercial Mortgage Securities Trust REMIC, 4.11%, 07/15/46 (b)	522,055
143,091	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 1.19%, 03/15/47	142,592
		2,627,885
Non-Agency Residential Mortgage Backed Securities - 1.6%
182,890	Citicorp Residential Mortgage Trust REMIC, 5.63%, 07/25/36 (d)	187,548
251,017	Citicorp Residential Mortgage Trust REMIC, 5.78%, 09/25/36 (d)	259,488
118,716	Citigroup Mortgage Loan Trust REMIC, 4.00%, 01/25/35 (b)(c)	121,787
190,764	Conseco Financial Corp., 7.30%, 09/15/26 (c)	198,244
375,000	GSAMP Trust REMIC, 0.93%, 05/25/36 (b)(c)	348,892
138,087	HSBC Home Equity Loan Trust USA, 1.93%, 11/20/36 (c)	138,165

Principal Amount	Security Description	Value

$176,402	Lehman ABS Manufactured Housing Contract Trust REMIC, 4.35%, 04/15/40	$178,918
153,287	New Residential Mortgage Loan Trust, 3.75%, 08/25/55 (c)	158,299
175,000	Towd Point Mortgage Trust REMIC, 3.50%, 02/25/55 (b)(c)	178,145
		1,769,486

Total Non-U.S. Government Agency Asset-Backed Securities (Cost $6,441,173)	6,398,385

Corporate Bonds - 12.9%
Consumer Discretionary - 1.2%
300,000	McGraw Hill Financial, Inc., 5.90%, 11/15/17	320,008
275,000	Newell Rubbermaid, Inc., 4.00%, 06/15/22	283,360
210,000	Newell Rubbermaid, Inc., 4.20%, 04/01/26	219,639
119,000	Viacom, Inc., 6.25%, 04/30/16	119,453
315,000	Whirlpool Corp., 4.70%, 06/01/22	346,346
		1,288,806
Consumer Staples - 1.3%
450,000	Church & Dwight Co., Inc., 2.88%, 10/01/22	455,379
61,000	ConAgra Foods, Inc., 7.00%, 04/15/19	69,273
410,000	PepsiCo., Inc., 2.85%, 02/24/26	421,068
450,000	Wal-Mart Stores, Inc., 3.30%, 04/22/24	485,489
		1,431,209
Energy - 0.5%
210,000	Anadarko Petroleum Corp., 3.45%, 07/15/24	187,085
155,000	ConocoPhillips Co., 2.88%, 11/15/21	152,106
205,000	EOG Resources, Inc., 4.15%, 01/15/26	212,571
		551,762
Financials - 4.5%
450,000	American Honda Finance Corp., 1.60%, 02/16/18 (b)	452,769
380,000	Bank of America Corp., MTN, 4.13%, 01/22/24	402,681
360,000	Citigroup, Inc., 2.55%, 04/08/19	365,450
350,000	CME Group, Inc./IL, 3.00%, 09/15/22	363,067
140,000	CME Group, Inc./IL, 3.00%, 03/15/25	141,946
400,000	JPMorgan Chase & Co., 7.90% (callable at 100 beginning 04/30/18) (c)(e)	400,000
325,000	Metropolitan Life Global Funding I, 2.30%, 04/10/19 (b)	330,700
360,000	Morgan Stanley, 3.75%, 02/25/23	375,216

See accompanying Notes to Financial Statements.
30

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

BALANCED FUND
Principal Amount	Security Description	Value

$290,000	Prudential Financial, Inc., MTN, 7.38%, 06/15/19	$336,603
250,000	Regions Bank/Birmingham AL, 7.50%, 05/15/18	275,525
370,000	The Hartford Financial Services Group, Inc., 5.50%, 03/30/20	410,741
410,000	Wells Fargo & Co., Series K, 7.98% (callable at 100 beginning 03/15/18) (c)(e)	424,309
500,000	Welltower, Inc. REIT, 6.20%, 06/01/16	503,929
		4,782,936
Health Care - 0.3%
285,000	Becton Dickinson and Co., 3.73%, 12/15/24	303,538

Industrials - 2.0%
450,000	Burlington Northern Santa Fe, LLC, 3.75%, 04/01/24	485,877
250,000	Caterpillar, Inc., 7.90%, 12/15/18	291,090
500,000	Harley-Davidson Funding Corp., 6.80%, 06/15/18 (b)	552,332
415,000	Textron, Inc., 3.65%, 03/01/21	427,794
390,000	United Technologies Corp., 3.10%, 06/01/22	413,069
		2,170,162
Information Technology - 1.0%
425,000	Oracle Corp., 3.40%, 07/08/24	452,286
555,000	QUALCOMM, Inc., 3.45%, 05/20/25	574,665
		1,026,951
Materials - 0.7%
340,000	The Dow Chemical Co., 3.00%, 11/15/22	347,841
401,000	The Mosaic Co., 4.25%, 11/15/23	419,043
		766,884
Telecommunication Services - 1.0%
330,000	AT&T, Inc., 3.80%, 03/15/22	347,932
210,000	AT&T, Inc., 3.95%, 01/15/25	218,349
425,000	Verizon Communications, Inc., 5.15%, 09/15/23	490,716
		1,056,997
Utilities - 0.4%
400,000	Commonwealth Edison Co., 4.00%, 08/01/20	433,312

Total Corporate Bonds (Cost $13,535,901)	13,812,557

Government & Agency Obligations - 19.2%
GOVERNMENT SECURITIES - 18.5%
Municipals - 2.7%
350,000	California State University, California RB, 5.45%, 11/01/22	411,481
250,000	City of Aurora IL, Illinois GO, Series A, 4.25%, 12/30/17	261,990
Principal Amount	Security Description	Value

$250,000	City of Industry CA, California RB, 7.00%, 01/01/21	$289,802
150,000	County of St. Charles MO, Missouri RB, Series C, 5.16%, 10/01/20	168,687
195,000	Kansas Development Finance Authority, Kansas RB, 5.20%, 11/01/19	216,265
300,000	Metro Wastewater Reclamation District, Colorado RB, Series B, 5.02%, 04/01/20	330,744
205,000	Northern Illinois Municipal Power Agency, Illinois RB, Series C, 5.69%, 01/01/17	211,017
100,000	Regional Transportation District, Colorado RB, Series A, 2.21%, 11/01/21	102,799
200,000	Santa Monica Community College District, California GO, Series A1-B, 5.73%, 08/01/24	230,636
100,000	State of Florida Lottery Revenue, Florida RB, 5.19%, 07/01/19	112,334
190,000	The Board of Water Commissioners City & County of Denver CO, Colorado RB, Series A, 5.00%, 12/15/19	214,398
200,000	Town of Parker CO, Colorado Certificate of Participation, Series A, 5.30%, 11/01/18	219,492
100,000	Vista Community Development Commission, California Tax Allocation Bond, 7.61%, 09/01/21	120,170
		2,889,815

Treasury Inflation Index Securities - 0.7%
637,903	U.S. Treasury Inflation Indexed Note, 0.13%, 01/15/22 (f)	648,145

U.S. Treasury Securities - 15.1%
710,000	U.S. Treasury Note, 0.63%, 09/30/17	709,112
6,000,000	U.S. Treasury Note, 1.25%, 01/31/19	6,067,968
5,560,000	U.S. Treasury Note, 2.00%, 02/28/21	5,763,941
3,585,000	U.S. Treasury Note, 1.63%, 11/15/22	3,612,866
		16,153,887

Total Government Securities (Cost $19,005,634)	19,691,847

U.S. GOVERNMENT MORTAGE BACKED-SECURITIES – 0.7%
Federal Home Loan Mortgage Corp. - 0.3%
322,555	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 03/15/40	343,995

Federal National Mortgage Association - 0.4%
66,503	Federal National Mortgage Association, 2.59%, 02/25/22	68,817
150,561	Federal National Mortgage Association, 3.50%, 12/01/26	159,235

See accompanying Notes to Financial Statements.
31

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

BALANCED FUND

Shares or Principal Amount	Security Description	Value

$164,643	Federal National Mortgage Association REMIC, 2.50%, 09/25/39	$168,122
		396,174

Total U.S. Government Mortage Backed-Securities (Cost $735,461)	740,169

Total Government & Agency Obligations (Cost $19,741,095)	20,432,016

Short-Term Investments - 2.7%
Investment Company - 2.7%
2,874,385	BlackRock Liquidity Funds T-Fund Portfolio, 0.18% (g)	2,874,385

Total Short-Term Investments (Cost $2,874,385)	2,874,385

Total Investments - 99.7% (Cost $93,104,666)	106,334,665

Other assets in excess of liabilities – 0.3%	347,706
NET ASSETS – 100.0%	$106,682,371

(a)	Non-income producing security.
(b)	The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933 to be liquid based on procedures approved by Tributary Funds' Board of Directors. As of March 31, 2016, the aggregate vale of these liquid securities was $4,793,140 which represented 4.5% of net assets.
(c)	Variable rate security. Rate presented is as of March 31, 2016.
(d)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2016.
(e)	Perpetual maturity security.
(f)	U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(g)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2016.

ABS	Asset Backed Security
CLO	Collateralized Loan Obligation
GO	General Obligation
LLC	Limited Liability Company
MTN	Medium Term Note
PLC	Public Limited Company
RB	Revenue Bond
REIT	Real Estate Investment Trust
REMIC	Real Estate Investment Conduit

See accompanying Notes to Financial Statements.
32

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

GROWTH OPPORTUNITIES FUND
Shares	Security Description	Value

Common Stocks - 97.8%
Consumer Discretionary - 23.2%

4,000	AutoZone, Inc. (a)	$3,186,760
42,900	Big Lots, Inc.	1,942,941
14,000	Brinker International, Inc.	643,300
24,300	Carter's, Inc.	2,560,734
38,040	Dick's Sporting Goods, Inc.	1,778,370
64,100	Discovery Communications, Inc. - Class C (a)	1,730,700
20,900	DR Horton, Inc.	631,807
70,500	Five Below, Inc. (a)	2,914,470
30,870	Foot Locker, Inc.	1,991,115
51,200	Grand Canyon Education, Inc. (a)	2,188,288
25,200	Hanesbrands, Inc.	714,168
38,600	Michael Kors Holdings, Ltd. (a)	2,198,656
12,800	O'Reilly Automotive, Inc. (a)	3,502,848
76,820	Restaurant Brands International, Inc.	2,982,921
25,300	Skechers U.S.A., Inc. - Class A (a)	770,385
12,236	The Madison Square Garden Co. - Class A (a)	2,035,581
11,800	Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,286,132
		34,059,176
Consumer Staples - 11.1%
23,600	Church & Dwight Co., Inc.	2,175,448
16,700	Constellation Brands, Inc. - Class A	2,523,203
31,900	Post Holdings, Inc. (a)	2,193,763
88,000	Rite Aid Corp. (a)	717,200
21,900	Spectrum Brands Holdings, Inc.	2,393,232
88,300	Sprouts Farmers Market, Inc. (a)	2,564,232
7,800	The Hain Celestial Group, Inc. (a)	319,098
16,600	The JM Smucker Co.	2,155,344
29,000	The WhiteWave Foods Co. (a)	1,178,560
		16,220,080
Energy - 0.4%
3,800	Concho Resources, Inc. (a)	383,952
6,900	Oceaneering International, Inc.	229,356
		613,308
Financials - 12.2%
153,000	American Homes 4 Rent - Class A REIT	2,432,700
7,100	Credit Acceptance Corp. (a)	1,289,005
57,700	DuPont Fabros Technology, Inc. REIT	2,338,581
9,300	FactSet Research Systems, Inc.	1,409,229
61,000	Home BancShares, Inc.	2,497,950
32,420	Northern Trust Corp.	2,112,811
100,000	Physicians Realty Trust REIT	1,858,000
17,900	Signature Bank (a)	2,436,548
21,500	T. Rowe Price Group, Inc.	1,579,390
		17,954,214
Health Care - 17.3%
211,680	Allscripts Healthcare Solutions, Inc. (a)	2,796,293
25,000	Bio-Techne Corp.	2,363,000
134,730	Boston Scientific Corp. (a)	2,534,271
Shares	Security Description	Value

24,800	Centene Corp. (a)	$1,526,936
6,200	Cerner Corp. (a)	328,352
19,800	Edwards Lifesciences Corp. (a)	1,746,558
51,640	Insulet Corp. (a)	1,712,382
23,570	Mallinckrodt Plc (a)	1,444,370
35,600	PerkinElmer, Inc.	1,760,776
53,700	Seattle Genetics, Inc. (a)	1,884,333
18,800	Teleflex, Inc.	2,951,788
6,700	The Cooper Cos., Inc.	1,031,599
5,400	United Therapeutics Corp. (a)	601,722
61,200	Zoetis, Inc.	2,712,996
		25,395,376
Industrials - 11.9%
14,594	Dover Corp.	938,832
17,700	Fortune Brands Home & Security, Inc.	991,908
4,900	Genesee & Wyoming, Inc. - Class A (a)	307,230
32,900	HD Supply Holdings, Inc. (a)	1,088,003
51,800	KAR Auction Services, Inc.	1,975,652
83,360	MasTec, Inc. (a)	1,687,206
24,500	Old Dominion Freight Line, Inc. (a)	1,705,690
22,900	Orbital ATK, Inc.	1,990,926
12,800	Roper Industries, Inc.	2,339,456
46,000	Southwest Airlines Co.	2,060,800
16,000	The Middleby Corp. (a)	1,708,320
4,700	United Rentals, Inc. (a)	292,293
11,600	XPO Logistics, Inc. (a)	356,120
		17,442,436
Information Technology - 18.9%
7,100	Akamai Technologies, Inc. (a)	394,547
59,200	ARRIS International PLC (a)	1,356,864
36,600	Broadridge Financial Solutions, Inc.	2,170,746
32,980	Cadence Design Systems, Inc. (a)	777,669
72,300	CDW Corp.	3,000,450
39,950	Citrix Systems, Inc. (a)	3,139,271
26,800	Fiserv, Inc. (a)	2,749,144
20,400	FleetCor Technologies, Inc. (a)	3,034,500
30,180	IAC/InterActiveCorp.	1,420,874
21,100	Jack Henry & Associates, Inc.	1,784,427
143,100	Knowles Corp. (a)	1,886,058
9,000	Lam Research Corp.	743,400
39,900	Microchip Technology, Inc.	1,923,180
56,800	Paychex, Inc.	3,067,768
11,700	Qlik Technologies, Inc. (a)	338,364
		27,787,262
Materials - 1.6%
16,400	Eastman Chemical Co.	1,184,572
27,500	FMC Corp.	1,110,175
		2,294,747
Utilities - 1.2%
26,300	Southwest Gas Corp.	1,731,855

Total Common Stocks (Cost $114,925,993)	143,498,454

See accompanying Notes to Financial Statements.
33

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

GROWTH OPPORTUNITIES FUND

Shares	Security Description	Value

Short-Term Investments - 2.1%
Investment Company – 2.1%
3,151,459	BlackRock Liquidity Funds T-Fund Portfolio, 0.18% (b)	$3,151,459

Total Short-Term Investments (Cost $3,151,459)	3,151,459

Total Investments - 99.9% (Cost $118,077,452)	146,649,913

Other assets in excess of liabilities – 0.1%	147,237
NET ASSETS – 100.0%	$146,797,150

PLC	Public Limited Company
REIT	Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2016.

See accompanying Notes to Financial Statements.
34

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2016

SMALL COMPANY FUND
Shares	Security Description	Value

Common Stocks - 97.7%
Consumer Discretionary - 12.2%
363,200	Callaway Golf Co.	$3,312,384
177,500	Del Frisco's Restaurant Group, Inc. (a)	2,942,950
342,800	Francesca's Holdings Corp. (a)	6,568,048
274,700	Interval Leisure Group, Inc.	3,966,668
36,300	Jack in the Box, Inc.	2,318,481
186,300	La Quinta Holdings, Inc. (a)	2,328,750
81,200	Nexstar Broadcasting Group, Inc. - Class A	3,594,724
108,100	The Buckle, Inc.	3,661,347
168,600	Tumi Holdings, Inc. (a)	4,521,852
		33,215,204
Consumer Staples - 3.7%
49,400	Calavo Growers, Inc.	2,818,764
107,500	Inter Parfums, Inc.	3,321,750
36,800	Lancaster Colony Corp.	4,068,976
		10,209,490
Energy - 4.2%
337,200	Callon Petroleum Co. (a)	2,984,220
173,400	Matador Resources Co. (a)	3,287,664
137,700	Matrix Service Co. (a)	2,437,290
48,000	PDC Energy, Inc. (a)	2,853,600
		11,562,774
Financials - 19.7%
305,400	Cardinal Financial Corp.	6,214,890
35,500	Cullen/Frost Bankers, Inc.	1,956,405
101,600	Education Realty Trust, Inc. REIT	4,226,560
83,600	LTC Properties, Inc. REIT	3,782,064
163,500	MB Financial, Inc.	5,305,575
461,000	Old National Bancorp	5,619,590
97,300	Opus Bank	3,308,200
185,000	Selective Insurance Group, Inc.	6,772,850
170,200	Southside Bancshares, Inc.	4,437,114
135,000	Stifel Financial Corp. (a)	3,996,000
76,100	UMB Financial Corp.	3,929,043
112,700	United Bankshares, Inc.	4,136,090
		53,684,381
Health Care - 14.9%
148,800	AMN Healthcare Services, Inc. (a)	5,001,168
61,800	Analogic Corp.	4,882,818
98,900	Diplomat Pharmacy, Inc. (a)	2,709,860
114,800	Genomic Health, Inc. (a)	2,843,596
79,600	Greatbatch, Inc. (a)	2,836,944
79,600	Integra LifeSciences Holdings Corp. (a)	5,361,856
82,800	Masimo Corp. (a)	3,464,352
71,800	Team Health Holdings, Inc. (a)	3,001,958
71,000	VCA, Inc. (a)	4,095,990
92,000	West Pharmaceutical Services, Inc.	6,377,440
		40,575,982
Industrials - 14.0%
103,500	Barnes Group, Inc.	3,625,605
101,900	CLARCOR, Inc.	5,888,801

Shares	Security Description	Value

95,400	Forward Air Corp.	$4,323,528
127,700	Franklin Electric Co., Inc.	4,108,109
124,200	Granite Construction, Inc.	5,936,760
92,600	Multi-Color Corp.	4,940,210
305,400	Navigant Consulting, Inc. (a)	4,828,374
148,700	Tetra Tech, Inc.	4,434,234
		38,085,621
Information Technology - 19.7%
79,100	Anixter International, Inc. (a)	4,121,901
49,500	CACI International, Inc. - Class A (a)	5,281,650
188,000	CalAmp Corp. (a)	3,370,840
54,600	Coherent, Inc. (a)	5,017,740
72,300	ExlService Holdings, Inc. (a)	3,745,140
48,400	Littelfuse, Inc.	5,958,524
112,700	Methode Electronics, Inc.	3,295,348
133,900	Microsemi Corp. (a)	5,129,709
71,000	MTS Systems Corp.	4,320,350
96,800	National Instruments Corp.	2,914,648
121,500	PTC, Inc. (a)	4,028,940
73,000	Silicon Motion Technology Corp., ADR	2,833,130
74,400	Syntel, Inc. (a)	3,714,792
		53,732,712
Materials - 5.8%
169,900	A Schulman, Inc.	4,624,678
65,300	Balchem Corp.	4,049,906
79,300	Carpenter Technology Corp.	2,714,439
68,600	Sensient Technologies Corp.	4,353,356
		15,742,379
Utilities - 3.5%
74,200	IDACORP, Inc.	5,534,578
78,800	Westar Energy, Inc.	3,909,268
		9,443,846

Total Common Stocks (Cost $214,035,355)	266,252,389

Short-Term Investments - 3.1%
Investment Company - 3.1%
8,388,415	BlackRock Liquidity Funds T-Fund Portfolio, 0.18% (b)	8,388,415

Total Short-Term Investments (Cost $8,388,415)	8,388,415

Total Investments - 100.8% (Cost $222,423,770)	274,640,804

Other liabilities in excess of other assets – (0.8)%	(2,133,920)
NET ASSETS – 100.0%	$272,506,884

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2016.

See accompanying Notes to Financial Statements.
35

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2016

	SHORT-INTERMEDIATE BOND FUND	INCOME FUND
Assets:
Investments, at cost	$123,389,536	$188,998,804
Unrealized appreciation of investments	154,651	3,244,829
Investments, at value	123,544,187	192,243,633
Receivable for capital shares issued	1,116,831	1,988,156
Interest and dividends receivable	442,315	999,938
Prepaid expenses	25,898	30,859
Total Assets	125,129,231	195,262,586

Liabilities:
Distributions payable	167,298	319,802
Payable for investments purchased	270,223	408,277
Payable for capital shares redeemed	106,191	121,795
Accrued expenses and other payables:
Investment advisory fees	26,371	54,722
Administration fees payable to non-related parties	4,473	6,882
Administration fees payable to related parties	6,966	10,716
Shareholder service fees - Institutional Class	4,261	2,596
Other fees	33,508	38,410
Total Liabilities	619,291	963,200
Net Assets	$124,509,940	$194,299,386
Composition of Net Assets:
Paid-in capital	$125,917,369	$191,438,693
Accumulated (excess of distributions over) net investment income	(152,384)	76,360
Accumulated net realized gain (loss) from investments	(1,409,696)	(460,496)
Net unrealized appreciation on investments	154,651	3,244,829
Net Assets	$124,509,940	$194,299,386
Institutional Class:
Net assets	$12,202,090	$6,809,430
Shares of beneficial interest (see Note 5)	1,300,860	654,042
Net asset value, offering and redemption price per share	$9.38	$10.41
Institutional Plus Class:
Net assets	$112,307,850	$187,489,956
Shares of beneficial interest (see Note 5)	11,936,238	18,009,728
Net asset value, offering and redemption price per share	$9.41	$10.41

See accompanying Notes to Financial Statements.
36

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2016

NEBRASKA TAX-FREE FUND	BALANCED FUND	GROWTH OPPORTUNITIES FUND	SMALL COMPANY FUND

$55,164,084	$93,104,666	$118,077,452	$222,423,770
1,438,891	13,229,999	28,572,461	52,217,034
56,602,975	106,334,665	146,649,913	274,640,804
182,104	215,294	258,268	481,514
611,956	313,536	120,785	139,701
383	16,095	20,723	27,048
57,397,418	106,879,590	147,049,689	275,289,067

160,458	-	-	-
175,000	-	-	-
-	77,633	102,367	2,534,020

364	63,144	85,295	170,044
2,139	4,012	5,509	10,091
3,331	6,248	8,579	15,714
-	15,495	21,206	15,088
26,869	30,687	29,583	37,226
368,161	197,219	252,539	2,782,183
$57,029,257	$106,682,371	$146,797,150	$272,506,884

$55,807,899	$91,849,463	$115,947,684	$219,181,295
(64,470)	7,779	(29,120)	141,630
(153,063)	1,595,130	2,306,125	966,925
1,438,891	13,229,999	28,572,461	52,217,034
$57,029,257	$106,682,371	$146,797,150	$272,506,884

$-	$71,090,221	$43,260,470	$51,527,340
-	4,255,538	2,919,670	2,224,114
$-	$16.71	$14.82	$23.17

$57,029,257	$35,592,150	$103,536,680	$220,979,544
5,676,356	2,143,453	6,900,348	9,524,151
$10.05	$16.61	$15.00	$23.20

See accompanying Notes to Financial Statements.
37

STATEMENTS OF OPERATIONS
For the Year or Period Ended March 31, 2016

	SHORT-INTERMEDIATE BOND FUND	INCOME FUND
Investment Income:
Interest .	$2,544,933	$4,973,092
Dividend	20,262	129,111
Foreign tax witholding	-	-
Total Income	2,565,195	5,102,203
Expenses:
Investment advisory fees	565,741	1,003,792
Administration fees	149,898	221,175
Shareholder service fees - Institutional Class	37,011	23,528
Custodian fees	8,434	11,147
Professional fees	-	-
Chief compliance officer fees	12,134	18,023
Director fees	5,562	7,998
Registration and filing fees	15,520	17,486
Transfer agent fees	57,422	62,203
Pricing fees	-	-
Other fees	77,807	92,454
Total expenses before waivers	929,529	1,457,806
Expenses waived and reimbursed	(282,185)	(365,040)
Total Expenses	647,344	1,092,766
Net Investment Income (Loss)	1,917,851	4,009,437
Realized and Unrealized Gain (Loss) On Investments:
Net realized gain (loss) on investment transactions	99,565	63,467
Change in unrealized appreciation (depreciation) on investments	(570,544)	(538,360)
Net realized and unrealized gain (loss) on investments	(470,979)	(474,893)
Net increase (decrease) in net assets from operations	$1,446,872	$3,534,544

* Commencement of operations was January 1, 2016.

See accompanying Notes to Financial Statements.
38

STATEMENTS OF OPERATIONS
For the Year or Period Ended March 31, 2016

NEBRASKA TAX-FREE FUND *	BALANCED FUND	GROWTH OPPORTUNITIES FUND	SMALL COMPANY FUND

$462,178	$944,742	$-	$-
909	696,714	1,361,670	3,364,763
-	-	(5,308)	(2,374)
463,087	1,641,456	1,356,362	3,362,389

54,796	821,614	1,217,243	2,220,418
17,513	145,235	215,701	346,332
-	147,352	108,438	87,796
1,210	7,506	9,425	12,271
17,000	-	-	-
1,411	11,482	16,751	27,438
648	5,361	8,010	12,672
1,726	23,164	23,927	22,696
4,291	66,807	70,841	88,759
7,885	-	-	-
8,832	62,619	63,701	82,473
115,312	1,291,140	1,734,037	2,900,855
(53,666)	(60,558)	(103,068)	(232,653)
61,646	1,230,582	1,630,969	2,668,202
401,441	410,874	(274,607)	694,187

(152,491)	2,908,302	11,410,112	7,034,705
456,440	(6,856,646)	(28,588,703)	(8,024,631)
303,949	(3,948,344)	(17,178,591)	(989,926)
$705,390	$(3,537,470)	$(17,453,198)	$(295,739)

See accompanying Notes to Financial Statements.
39

STATEMENTS OF CHANGES IN NET ASSETS

SHORT-INTERMEDIATE BOND FUND	INCOME FUND	NEBRASKA TAX-FREE FUND
For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	January 1, 2016* Through March 31, 2016
Operations:
Net investment income (loss)	$1,917,851	$1,602,060	$4,009,437	$3,056,404	$401,441
Net realized gain (loss) on investment transactions	99,565	129,622	63,467	598,571	(152,491)
Net change in unrealized appreciation (depreciation) on investments	(570,544)	(42,954)	(538,360)	2,798,021	456,440
Net increase (decrease) in net assets from operations	1,446,872	1,688,728	3,534,544	6,452,996	705,390
Distributions to Shareholders:
From net investment income
Institutional Class	(286,555)	(291,929)	(350,580)	(412,416)	-
Institutional Plus Class	(1,892,402)	(1,617,218)	(4,267,580)	(2,884,748)	(466,483)
From net realized gains on investments
Institutional Class	(11,772)	(26,650)	(4,936)	(9,917)	-
Institutional Plus Class	(99,052)	(113,010)	(121,294)	(60,414)	-
Change in net assets from distributions to shareholders	(2,289,781)	(2,048,807)	(4,744,390)	(3,367,495)	(466,483)
Capital Transactions:
Proceeds from shares issued
Institutional Class	5,134,909	15,251,366	7,841,907	12,117,966	-
Institutional Plus Class	47,979,860	25,587,718	91,949,778	39,354,660	57,795,180	**
Proceeds from dividends reinvested
Institutional Class	196,937	244,100	315,772	386,732	-
Institutional Plus Class	385,256	193,358	1,049,992	534,417	1,625
Cost of shares redeemed
4	Institutional Class	(15,978,700)	(5,546,677)	(20,686,461)	(3,990,065)	-
5	Institutional Plus Class	(27,152,535)	(27,854,281)	(25,079,952)	(14,965,552)	(1,006,455)
Change in net assets from capital transactions	10,565,727	7,875,584	55,391,036	33,438,158	56,790,350
Change in net assets	9,722,818	7,515,505	54,181,190	36,523,659	57,029,257
Net Assets:
Beginning of year	114,787,122	107,271,617	140,118,196	103,594,537	-
End of year	$124,509,940	$114,787,122	$194,299,386	$140,118,196	$57,029,257
Accumulated (excess of distributions over) net investment income (loss)	$(152,384)	$(223,440)	$76,360	$355,676	$(64,470)
Share Transactions Institutional Class:
Shares issued	545,967	1,609,543	757,834	1,167,496	-
Shares reinvested	20,949	25,798	30,541	37,132	-
Shares redeemed	(1,698,950)	(586,226)	(2,007,699)	(383,446)	-
Change in shares	(1,132,034)	1,049,115	(1,219,324)	821,182	-
Share Transactions Institutional Plus Class:
Shares issued	5,095,938	2,692,813	8,892,333	3,783,503	5,776,423	**
Shares reinvested	40,955	20,363	101,717	51,288	162
Shares redeemed	(2,879,134)	(2,931,712)	(2,430,088)	(1,436,069)	(100,229)
Change in shares	2,257,759	(218,536)	6,563,962	2,398,722	5,676,356
*	Commencement of operations.
**	See Note 1.

See accompanying Notes to Financial Statements.
40

STATEMENTS OF CHANGES IN NET ASSETS

BALANCED FUND		GROWTH OPPORTUNITIES FUND		SMALL COMPANY FUND
For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015

$410,874	$120,104	$(274,607)	$(540,325)	$694,187	$686,875
2,908,302	2,063,206	11,410,112	24,270,588	7,034,705	27,212,398
(6,856,646)	6,926,044	(28,588,703)	(3,092,755)	(8,024,631)	(5,426,752)
(3,537,470)	9,109,354	(17,453,198)	20,637,508	(295,739)	22,472,521

(239,199)	(27,341)	-	-	(67,293)	(13,323)
(197,197)	(76,522)	-	-	(1,031,768)	(345,372)

(1,640,833)	(6,357,484)	(5,855,217)	(6,722,523)	(1,160,025)	(3,981,666)
(773,100)	(2,274,421)	(15,533,094)	(13,427,577)	(6,458,336)	(18,431,393)
(2,850,329)	(8,735,768)	(21,388,311)	(20,150,100)	(8,717,422)	(22,771,754)

27,567,997	26,807,679	12,021,998	9,954,681	28,070,064	19,871,107
5,821,878	17,771,053	27,132,124	23,647,450	42,476,909	105,445,428

1,585,443	5,679,964	5,574,556	6,342,624	1,050,991	3,572,725
872,511	2,043,920	6,955,862	5,862,598	3,604,744	8,446,277

(24,242,253)	(30,967,092)	(19,018,481)	(19,668,891)	(27,600,255)	(14,130,500)
(4,750,283)	(5,010,006)	(21,919,196)	(28,202,267)	(34,669,199)	(60,655,365)
6,855,293	16,325,518	10,746,863	(2,063,805)	12,933,254	62,549,672
467,494	16,699,104	(28,094,646)	(1,576,397)	3,920,093	62,250,439

106,214,877	89,515,773	174,891,796	176,468,193	268,586,791	206,336,352
$106,682,371	$106,214,877	$146,797,150	$174,891,796	$272,506,884	$268,586,791
$7,779	$21,117	$(29,120)	$(161,586)	$141,630	$673,446

1,588,504	1,516,391	690,020	516,220	1,239,171	817,715
95,185	335,399	381,036	354,337	46,649	151,194
(1,426,151)	(1,777,076)	(1,089,841)	(1,024,574)	(1,193,568)	(593,829)
257,538	74,714	(18,785)	(154,017)	92,252	375,080

344,198	1,026,044	1,589,463	1,257,346	1,883,286	4,492,438
52,660	121,038	469,991	324,798	159,856	356,684
(280,122)	(287,522)	(1,361,162)	(1,463,870)	(1,526,934)	(2,533,408)
116,736	859,560	698,292	118,274	516,208	2,315,714

See accompanying Notes to Financial Statements.
41

FINANCIAL HIGHLIGHTS
For a Share Outstanding

		Investment Activities			Distributions to Shareholders from:						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investments		Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000's)	Expense to Average Net Assets(c)	Net Investment Income (Loss) to Average Net Assets(c)	Expense to Average Net Assets(*)(c)	Portfolio Turnover(b)
SHORT-INTERMEDIATE BOND FUND
Institutional Class
03/31/16	$9.45	$0.14	$(0.04)	$0.10	$(0.16)	$(0.01)		$9.38	1.11%	$12,202	0.76%	1.50%	1.11%	40%
03/31/15	9.48	0.12	0.00	0.12	(0.14)	(0.01)		9.45	1.33	23,000	0.79	1.24	1.04	51
03/31/14	9.60	0.15	(0.12)	0.03	(0.15)	(0.00	(d)	9.48	0.40	13,123	0.79	1.62	1.01	48
03/31/13	9.48	0.23	0.13	0.36	(0.23)	(0.01)		9.60	3.85	48,543	0.83	2.36	1.05	50
03/31/12	9.51	0.25	0.01	0.26	(0.27)	(0.02)		9.48	2.80	49,848	0.84	2.66	1.06	42
Institutional Plus Class
03/31/16	9.48	0.16	(0.04)	0.12	(0.18)	(0.01)		9.41	1.32	112,308	0.54	1.73	0.77	40
03/31/15	9.51	0.14	0.01	0.15	(0.17)	(0.01)		9.48	1.57	91,787	0.55	1.48	0.80	51
03/31/14	9.61	0.17	(0.10)	0.07	(0.17)	(0.00	)(d)	9.51	0.77	94,149	0.58	1.79	0.80	48
03/31/13	9.49	0.25	0.14	0.39	(0.26)	(0.01)		9.61	4.11	30,342	0.58	2.59	0.80	50
03/31/12(e)	9.40	0.13	0.12	0.25	(0.14)	(0.02)		9.49	2.62	15,936	0.61	2.98	0.83	42

INCOME FUND
Institutional Class
03/31/16	$10.51	$0.24	$(0.05)	$0.19	$(0.28)	$(0.01)		$10.41	1.77%	$6,809	0.81%	2.29%	1.19%	24%
03/31/15	10.25	0.24	0.29	0.53	(0.26)	(0.01)		10.51	5.18	19,693	0.85	2.30	1.11	52
03/31/14	10.47	0.28	(0.21)	0.07	(0.29)	—		10.25	0.72	10,784	0.81	2.71	1.08	55
03/31/13	10.23	0.31	0.24	0.55	(0.31)	—		10.47	5.46	54,724	0.88	3.01	1.15	42
03/31/12	9.91	0.36	0.32	0.68	(0.36)	—		10.23	6.93	54,401	0.91	3.56	1.18	38
Institutional Plus Class
03/31/16	10.52	0.25	(0.07)	0.18	(0.28)	(0.01)		10.41	1.81	187,490	0.64	2.41	0.85	24
03/31/15	10.26	0.26	0.29	0.55	(0.28)	(0.01)		10.52	5.40	120,425	0.63	2.52	0.89	52
03/31/14	10.48	0.30	(0.22)	0.08	(0.30)	—		10.26	0.79	92,810	0.64	2.91	0.91	55
03/31/13	10.24	0.34	0.24	0.58	(0.34)	—		10.48	5.70	25,266	0.63	3.24	0.90	42
03/31/12(e)	10.14	0.15	0.10	0.25	(0.15)	—		10.24	2.47	11,933	0.66	3.45	0.93	38

NEBRASKA TAX-FREE FUND
Institutional Plus Class
03/31/16(e)	$10.00	$0.07	$0.07	$0.14	$(0.09)	$—		$10.05	1.35%	$57,029	0.45%	2.96%	0.85%	5%

BALANCED FUND
Institutional Class
03/31/16	$17.66	$0.05	$(0.57)	$(0.52)	$(0.06)	$(0.37)		$16.71	(2.93)%	$71,090	1.19%	0.31%	1.26%	42%
03/31/15	17.61	0.01	1.58	1.59	(0.01)	(1.53)		17.66	9.40	70,615	1.17	0.06	1.26	69
03/31/14	16.30	0.09	2.56	2.65	(0.10)	(1.24)		17.61	16.46	69,070	1.16	0.53	1.29	91
03/31/13	15.39	0.15	0.90	1.05	(0.14)	—		16.30	6.89	55,358	1.22	0.98	1.35	27
03/31/12	14.27	0.13	1.12	1.25	(0.13)	—		15.39	8.82	52,199	1.25	0.93	1.38	25
Institutional Plus Class
03/31/16	17.57	0.09	(0.59)	(0.50)	(0.09)	(0.37)		16.61	(2.78)	35,592	0.99	0.51	1.01	42
03/31/15	17.52	0.05	1.57	1.62	(0.04)	(1.53)		17.57	9.67	35,600	0.97	0.30	1.06	69
03/31/14	16.23	0.12	2.54	2.66	(0.13)	(1.24)		17.52	16.65	20,446	0.95	0.72	1.08	91
03/31/13	15.36	0.19	0.90	1.09	(0.22)	—		16.23	7.17	12,569	0.97	1.24	1.10	27
03/31/12(e)	13.90	0.07	1.47	1.54	(0.08)	—		15.36	11.13	12,773	1.02	1.06	1.15	25

See accompanying Notes to Financial Statements.
42

FINANCIAL HIGHLIGHTS
For a Share Outstanding

		Investment Activities			Distributions to Shareholders from:					Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000's)	Expense to Average Net Assets(c)	Net Investment Income (Loss) to Average Net Assets(c)	Expense to Average Net Assets(*)(c)	Portfolio Turnover(b)
GROWTH OPPORTUNITIES FUND
Institutional Class
03/31/16	$19.02	$(0.06)	$(1.83)	$(1.89)	—	$(2.31)	$14.82	(9.78)%	$43,260	1.16%	(0.34)%	1.27%	57%
03/31/15	19.16	(0.09)	2.41	2.32	—	(2.46)	19.02	12.93	55,888	1.14	(0.47)	1.23	50
03/31/14	16.63	(0.05)	4.10	4.05	—	(1.52)	19.16	24.36	59,249	1.08	(0.28)	1.20	56
03/31/13	15.52	(0.05)	1.53	1.48	—	(0.37)	16.63	9.79	86,600	1.15	(0.33)	1.27	55
03/31/12	15.19	(0.08)	0.41	0.33	—	—	15.52	2.17	80,961	1.16	(0.55)	1.28	72
Institutional Plus Class
03/31/16	19.19	(0.02)	(1.86)	(1.88)	—	(2.31)	15.00	(9.63)	103,537	0.94	(0.10)	0.99	57
03/31/15	19.27	(0.05)	2.43	2.38	—	(2.46)	19.19	13.18	119,004	0.92	(0.25)	1.01	50
03/31/14	16.68	(0.02)	4.13	4.11	—	(1.52)	19.27	24.65	117,219	0.89	(0.08)	1.01	56
03/31/13	15.53	(0.01)	1.53	1.52	—	(0.37)	16.68	10.05	47,119	0.90	(0.07)	1.02	55
03/31/12(e)	13.31	(0.01)	2.23	2.22	—	—	15.53	16.68	42,774	0.93	(0.13)	1.05	72

SMALL COMPANY FUND
Institutional Class
03/31/16	$24.06	$0.02	$(0.20)	$(0.18)	$(0.04)	$(0.67)	$23.17	(0.65)%	$51,527	1.18%	0.10%	1.34%	32%
03/31/15	24.39	0.02	1.65	1.67	(0.01)	(1.99)	24.06	6.97	51,296	1.20	0.09	1.31	29
03/31/14	19.98	0.03	4.81	4.84	(0.11)	(0.32)	24.39	24.26	42,855	1.19	0.13	1.32	21
03/31/13	19.11	0.18	1.63	1.81	(0.09)	(0.85)	19.98	10.11	78,688	1.22	0.97	1.35	19
03/31/12	19.37	0.09	0.59	0.68	(0.07)	(0.87)	19.11	4.25	60,370	1.22	0.47	1.35	30
Institutional Plus Class
03/31/16	24.12	0.07	(0.21)	(0.14)	(0.11)	(0.67)	23.20	(0.48)	220,980	0.99	0.30	1.07	32
03/31/15	24.43	0.08	1.64	1.72	(0.04)	(1.99)	24.12	7.17	217,291	0.98	0.34	1.09	29
03/31/14	20.04	0.09	4.81	4.90	(0.19)	(0.32)	24.43	24.53	163,481	0.96	0.39	1.09	21
03/31/13	19.16	0.23	1.64	1.87	(0.14)	(0.85)	20.04	10.43	90,628	0.97	1.23	1.10	19
03/31/12	19.38	0.13	0.60	0.73	(0.08)	(0.87)	19.16	4.51	84,974	0.96	0.74	1.10	30

*		Ratios excluding contractual and voluntary waivers.
(a)		Per share data calculated using average share method.
(b)		Not annualized for periods less than one year.
(c)		Annualized for periods less than one year.
(d)		Amount represents less than $0.005.
(e)
Commencement of operations of Institutional Plus Class shares was as follows: Short-Intermediate Bond Fund, Balanced Fund and Growth Opportunities Fund – October 14, 2011; Income Fund – October 28, 2011; Nebraska Tax-Free Fund – January 1, 2016.

See accompanying Notes to Financial Statements.
43

NOTES TO FINANCIAL STATEMENTS
March 31, 2016

1. Organization
Tributary Funds, Inc. (the "Company") was organized in October 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series.  The Company consists of six series, the Short-Intermediate Bond Fund, the Income Fund, the Nebraska Tax-Free Fund, the Balanced Fund, the Growth Opportunities Fund and the Small Company Fund (collectively, the "Funds" and individually, a "Fund").  The Short-Intermediate Bond Fund, the Income Fund, the Balanced Fund, the Growth Opportunities Fund and the Small Company Fund are all diversified series. The Nebraska Tax-Free Fund is a non-diversified series. Each series represents a distinct portfolio with its own investment objectives and policies. Refer to the Management Discussion and Analysis beginning on page 3 for each Fund's investment objective.
All Funds offer Institutional Plus Class shares without a sales charge and Short-Intermediate Bond Fund, Income Fund, Balanced Fund, Growth Opportunities Fund and Small Company Fund also offer Institutional Class shares. The two classes differ principally in applicable minimum investment and shareholder servicing fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes.  Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

On January 1, 2016, the Nebraska Tax-Free Fund commenced operations through a reorganization of the Nebraska Tax-Free Common Trust Fund ("CTF").  The CTF was previously managed by First National Bank of Omaha. It was determined to be beneficial to both the shareholders of the CTF and the Company to reorganize the CTF into a newly created series of the Company.  This CTF was organized and commenced operations on December 31, 2007.  The CTF had an investment objective and strategies that were, in all material respects, identical to those of the Nebraska Tax-Free Fund.  The net assets and unrealized gain received by the Nebraska Tax-Free Fund from this tax-free reorganization were as follows:
Date of Contribution	Net Assets Institutional Plus Class	Shares Issued Institutional Plus Class	Original Cost of Investments	Unrealized Gain on Investments	Exchange Ratio
January 1, 2016	$51,935,874	5,193,587	$50,327,997	$982,451	1.0014019

In addition to the securities transferred in, as noted above, $625,426 of cash and other receivables were also transferred in as part of the reorganization.

2. Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation
The net asset value ("NAV") per share of each Fund is determined each business day as of the close of the New York Stock Exchange ("NYSE"), which is normally 4 p.m. Eastern Time. In valuing a Fund's assets for calculating the NAV, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including traded over the counter securities, are valued at the official closing price on the primary exchange or market on which they traded or, if there is no such reported price on the valuation date, at the most recent quoted sale price or bid price. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE. Short-term debt investments (maturing within 60 days) may be valued on an amortized cost basis, unless such value does not approximate fair value. Debt securities (other than short-term investments) are valued at prices furnished by pricing services and generally reflect last reported sales price if the security is actively traded or an evaluated bid price obtained by employing methodologies that utilize actual market transactions; broker supplied valuations; or factors such as yield, maturity, call features, credit

44

NOTES TO FINANCIAL STATEMENTS
March 31, 2016

ratings, or developments relating to specific securities in arriving at the valuation. Prices provided by pricing services are subject to review and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price.

Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Company's Fair Value Committee ("Fair Value Committee") pursuant to procedures established by the Company's Board of Directors ("Board"). Situations that may require an investment to be fair valued include instances where a security is thinly traded, halted, or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings, or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Fair Value Committee's own assumptions in determining fair value. Factors used in determining fair value include, but are not limited to: type of security or asset, trading activity of similar markets or securities, fundamental analytical data relating to the investment, evaluation of the forces that influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security.

Under the Company's pricing and valuation procedures, the Board has delegated the daily operational oversight of the securities valuation function to the Fair Value Committee, which consists of representatives from the Funds' Adviser, Sub-Adviser and Treasurer, who serve on the committee as non-voting members. The Fair Value Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures considering all relevant information that is reasonably available. The Fair Valuation Committee's determinations are subject to review by the Funds' Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Funds use a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (exit price). One component of fair value is a three-tier fair value hierarchy. The basis of the tiers is dependent upon various "inputs" used to determine the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

Level 1 – includes valuations based on quoted prices of identical securities in active markets including valuations for securities listed on a securities exchange or investments in mutual funds.

Level 2 – includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include broker quotes in active markets, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets, or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities priced by pricing services, broker quotes in active markets, securities subject to corporate actions, or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 – includes valuations based on inputs that are unobservable and significant to the fair value measurement, including the Fair Value Committee's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, issuer news, trading characteristics, or industry specific inputs such as: trading activity of similar markets or securities, changes in the security's underlying index, or comparable securities' models. Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or investments for which reliable quotes are not available.

To assess the continuing appropriateness of security valuations, the co-administrator regularly compares current day prices with prior day prices, transaction prices, and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the co-administrator challenges the prices exceeding tolerance levels with the pricing service or broker. To substantiate Level 3 unobservable inputs, the adviser and co-administrator use a variety of techniques as appropriate, including, transaction backtesting or disposition analysis and review of related market activity.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

45

NOTES TO FINANCIAL STATEMENTS
March 31, 2016

The following is a summary of the inputs used to value each Fund's investments as of March 31, 2016, by category:

	LEVEL 1 – Quoted Prices	LEVEL 2 – Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total
Short-Intermediate Bond Fund
Non-U.S. Government Agency Asset-Backed Securities	$-	$49,834,771	$-	$49,834,771
Corporate Bonds	-	34,362,806	-	34,362,806
Government & Agency Obligations	-	33,785,315	-	33,785,315
Preferred Stocks	438,075	-	-	438,075
Short-Term Investments	5,123,220	-	-	5,123,220
Total	$5,561,295	$117,982,892	$-	$123,544,187

Income Fund
Non-U.S. Government Agency Asset-Backed Securities	$-	$62,055,680	$-	$62,055,680
Corporate Bonds	-	46,394,585	-	46,394,585
Government & Agency Obligations	-	74,012,785	-	74,012,785
Preferred Stocks	461,970	-	-	461,970
Exchange Traded Fund	608,345	-	-	608,345
Investment Company	1,233,179	-	-	1,233,179
Short-Term Investments	7,477,089	-	-	7,477,089
Total	$9,780,583	$182,463,050	$-	$192,243,633

Nebraska Tax-Free Fund
Government & Agency Obligations	$-	$54,411,980	$-	$54,411,980
Short-Term Investments	2,190,995	-	-	2,190,995
Total	$2,190,995	$54,411,980	$-	$56,602,975

Balanced Fund
Common Stocks	$62,817,322	$-	$-	$62,817,322
Non-U.S. Government Agency Asset-Backed Securities	-	6,398,385	-	6,398,385
Corporate Bonds	-	13,812,557	-	13,812,557
Government & Agency Obligations	-	20,432,016	-	20,432,016
Short-Term Investments	2,874,385	-	-	2,874,385
Total	$65,691,707	$40,642,958	$-	$106,334,665

Growth Opportunities Fund
Common Stocks	$143,498,454		$-	$143,498,454
Short-Term Investments	3,151,459	-	-	3,151,459
Total	$146,649,913	$-	$-	$146,649,913

Small Company Fund
Common Stocks	$266,252,389	$-	$-	$266,252,389
Short-Term Investments	8,388,415	-	-	8,388,415
Total	$274,640,804	$-	$-	$274,640,804

The Funds recognize transfers between levels as of the beginning of the year.  There were no transfers into or out of Level 1, 2 or 3 during the year or period ended March 31, 2016.

Guarantees and Indemnifications
In the normal course of business, the Company may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund's maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under the Company's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, certain of the Company's contracts with service providers contain general

46

NOTES TO FINANCIAL STATEMENTS
March 31, 2016

indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Security Transactions, Investment Income and Foreign Taxes
Securities transactions are accounted for no later than one business day following trade date. For financial reporting purposes, however, on the last business day of the reporting period, security transactions are accounted for on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Dividends and interest from non-U.S. sources received by a Fund are generally subject to non-U.S. net withholding taxes. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to undertake any procedural steps required to claim the benefits of such treaties. Gains or losses realized on the sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocation of Expenses
Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another appropriate basis.  Expenses directly attributable to a class are charged directly to that class, while expenses attributable to both classes are allocated to each class based upon the ratio of net assets for each class as a percentage of total net assets.
Distributions to Shareholders
Dividends from net investment income are declared daily and paid monthly for the Short-Intermediate Bond, Income, and Nebraska Tax-Free Funds.  The Balanced Fund declares and pays dividends from net investment income, if any, quarterly.  The Growth Opportunities Fund and Small Company Fund declare and pay dividends from net investment income, if any, annually.  Distributions of net realized capital gains, if any, are declared and distributed at least annually for all the Funds only to the extent they exceed available capital loss carryovers.  The amount and timing of distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

3. Related Party Transactions and Fees and Agreements
Tributary Capital Management, LLC ("Tributary" or "Adviser"), a subsidiary of First National Bank of Omaha ("FNBO"), which is a subsidiary of First National Bank of Nebraska, Inc., serves as the investment adviser to the Funds. Each Fund pays a monthly fee at an annual rate of the following percentages of each Fund's average daily net assets: 0.50% for the Short-Intermediate Bond Fund, 0.60% for the Income Fund, 0.40% for the Nebraska Tax-Free Fund, 0.75% for each of the Balanced Fund and Growth Opportunities Fund, and 0.85% for the Small Company Fund. First National Fund Advisers ("FNFA" or "Sub-Adviser"), a division of FNBO, serves as the investment sub-adviser for the Short-Intermediate Bond Fund, Income Fund, Nebraska Tax-Free Fund, Balanced Fund and Growth Opportunities Fund. Sub-advisory fees paid to FNFA are paid by Tributary.

Tributary has contractually agreed to waive advisory fees and reduce the administration fee payable to the Adviser and/or reimburse other expenses of each Fund to the extent necessary to limit the total operating expenses of each Fund, exclusive of shareholder servicing fees (Institutional Class only), brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate of the percentage of each Fund's average daily net assets as follows.

Expense Caps
Short-Intermediate Bond Fund	0.54%
Income Fund	0.64
Nebraska Tax-Free Fund	0.45
Balanced Fund	0.99
Growth Opportunities Fund	0.94
Small Company Fund	0.99

47

NOTES TO FINANCIAL STATEMENTS
March 31, 2016

The amounts waived for each Fund are recorded as expenses waived in each Fund's Statement of Operations. Other Fund service providers have also contractually agreed to waive a portion of their fees.  For the fiscal year or period ended March 31, 2016, fees waived were as follows:

	Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
Short-Intermediate Bond Fund	$ 272,725	$ 9,460	$ 282,185
Income Fund	350,610	14,430	365,040
Nebraska Tax-Free Fund	51,958	1,708	53,666
Balanced Fund	51,492	9,066	60,558
Growth Opportunities Fund	90,141	12,927	103,068
Small Company Fund	211,065	21,588	232,653

Tributary may recover fees waived or expenses reimbursed after August 1, 2014, for a period up to three years from the end of the fiscal year in which fees were waived or a reimbursement took place. At March 31, 2016, the amount of potentially recoverable expenses are as follows:

	Period Ended	Recoverable Amount	Expiration date to Recover Fees Waived and/or Expenses Reimbursed
Short-Intermediate Bond Fund	March 31, 2015	$196,209	March 31, 2018
	March 31, 2016	272,725	March 31, 2019
Income Fund	March 31, 2015	$208,811	March 31, 2018
	March 31, 2016	350,610	March 31, 2019
Nebraska Tax-Free Fund	March 31, 2016	$51,958	March 31, 2019
Balanced Fund	March 31, 2015	$49,264	March 31, 2018
	March 31, 2016	51,492	March 31, 2019
Growth Opportunities Fund	March 31, 2015	$77,261	March 31, 2018
	March 31, 2016	90,141	March 31, 2019
Small Company Fund	March 31, 2015	$156,283	March 31, 2018
	March 31, 2016	211,065	March 31, 2019

MUFG Union Bank, N.A. serves as the custodian for each of the Funds. Prior to October 21, 2015, JPMorgan Chase Bank, N.A. served as custodian of the Funds. DST Systems, Inc. serves as transfer agent for the Funds, whose functions include disbursing dividends and other distributions. Tributary and Atlantic Fund Services, LLC ("Co- Administrators") serve as co-administrators of the Funds. Prior to August 3, 2015, Jackson Fund Services served as co-administrator of the Funds. Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Funds. As compensation for its administrative services, each co-administrator is entitled to a fee, calculated daily and paid monthly based on each Fund's average daily net assets. Tributary receives 0.07% of each Fund's average daily net assets. For the period April 1, 2015 through August 2, 2015, the co-administration fee paid to Jackson Fund Services was $199,172 for the Funds. The co-administration fee paid to Atlantic Fund Services, LLC for the period August 3, 2015 through March 31, 2016 is also included in the Administration Fees on the Statements of Operations. Beacon Hill Fund Services, Inc. provides the Funds' Anti-Money Laundering Compliance Officer and Chief Compliance Officer services.

The Company has adopted an Administrative Services Plan, which allows the Funds' Institutional Class shares to charge a shareholder services fee, pursuant to which each Fund is authorized to pay compensation at an annual rate of up to 0.25% of the average daily net assets to banks and other financial institutions, that may include the advisers, their correspondent and affiliated banks, including FNBO (each a "Service Organization"). Under the Administrative Services Plan, the Funds may enter into a Servicing Agreement with a Service Organization whereby such Service Organization agrees to provide certain record keeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of the shares of a Fund. One of the Servicing Agreements the Funds maintain is with FNBO. For the year ended March 31, 2016, the Funds paid FNBO as follows: Short-Intermediate Bond Fund – $2,523; Income Fund – $3,939; Balanced Fund – $1,178; Growth Opportunities Fund – $211; Small Company Fund – $2,041. The amounts accrued for shareholder service fees are included under Shareholder service fees – Institutional Class within the Statements of Operations.

48

NOTES TO FINANCIAL STATEMENTS
March 31, 2016

4. Investment Transactions
The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government securities and short-term investments (maturing less than one year from acquisition), for the year or period ended March 31, 2016, were as follows:

	Purchases	Sales
Short-Intermediate Bond Fund	$27,721,440	$20,555,717
Income Fund	49,676,669	23,970,930
Nebraska Tax-Free Fund	5,302,289	2,440,000
Balanced Fund	39,173,082	32,886,503
Growth Opportunities Fund	89,642,296	99,253,623
Small Company Fund	89,205,225	79,760,136

The aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities for the year or period ended March 31, 2016, were as follows:

	Purchases	Sales
Short-Intermediate Bond Fund	$23,625,137	$23,710,679
Income Fund	38,503,653	15,445,184
Balanced Fund	11,252,108	10,738,434

5. Capital Share Transactions
The Company is authorized to issue a total of 1,000,000,000 shares of common stock, 999,999,990 of which may be issued in series with a par value of $0.00001 per share.  The Board is empowered to allocate such shares among different series of the Company's shares without shareholder approval.
6. Federal Income Taxes
The following information is presented on an income tax basis. It is each Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no provision is made for federal income or excise taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country's tax rules and rates.

Differences between amounts reported for financial statements and federal income tax purposes are primarily due to timing and character difference in recognizing gains and losses on investment transactions.

To the extent the differences between the amounts recognized for financial statements and federal income tax purposes are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: reclassifications related to Treasury Inflation-Protected Securities, market discount, premium and/or paydown securities, REIT securities, net operating losses, expired capital loss carryforwards and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Short-Intermediate Bond Fund	$332,162	$520,661	$(852,823)
Income Fund	329,407	(329,407)	-
Nebraska Tax-Free Fund	572	(572)	-
Balanced Fund	12,184	(12,184)	-
Growth Opportunities Fund	407,073	8,735	(415,808)
Small Company Fund	(126,942)	126,946	(4)

49

NOTES TO FINANCIAL STATEMENTS
March 31, 2016

As of March 31, 2016, the cost of investments and the components of net unrealized appreciation/(depreciation) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Short-Intermediate Bond Fund	$123,702,792	$871,256	$(1,029,861)	$(158,605)
Income Fund	189,482,786	4,787,103	(2,026,256)	2,760,847
Nebraska Tax-Free Fund	55,228,251	1,543,455	(168,731)	1,374,724
Balanced Fund	93,139,385	14,671,750	(1,476,470)	13,195,280
Growth Opportunities Fund	118,145,255	31,594,695	(3,090,037)	28,504,658
Small Company Fund	222,627,854	62,405,680	(10,392,730)	52,012,950

At March 31, 2016, the components of distributable taxable earnings for U.S. federal income tax purposes were as follows:

	Undistributed Net Investment Income*	Undistributed Tax Exempt Income	Undistributed Net Long Term Capital Gains	Other Temporary Differences	Unrealized Gain (Loss)**	Capital Loss Carry Forward***
Short-Intermediate Bond Fund	$262,960	$-	$-	$(167,298)	$(158,605)	$(1,344,486)
Income Fund	781,051	-	-	(319,802)	2,760,847	(361,403)
Nebraska Tax-Free Fund	275	159,880	-	(160,458)	1,374,724	(153,063)
Balanced Fund	7,779	-	1,629,849	-	13,195,280	-
Growth Opportunities Fund	-	-	2,373,928	-	28,504,658	(29,120)
Small Company Fund	149,242	-	1,163,397	-	52,012,950	-

*Undistributed net investment income includes any undistributed net short-term capital gains, if any.
**Unrealized gains (loss) are adjusted for open wash sale loss deferrals, market discount/premium amortization and return of capital paid by REIT securities.
***Capital loss carry forward includes deferred post October loss and late year losses.

The tax character of dividends and distributions paid during the Funds' fiscal year or period ended March 31, 2016, were as follows:

Net Ordinary Income*		Tax Exempt Income		Net Long Term Capital Gains**		Total Distributions Paid ***
2016	2015	2016	2015	2016	2015	2016	2015

Short-Intermediate Bond Fund	$2,260,844	$2,014,344	$-	$-	$-	$-	$2,260,844	$2,014,344
Income Fund	4,660,519	3,303,111	-	-	-	-	4,660,519	3,303,111
Nebraska Tax-Free Fund	528	-	305,497	-	-	-	306,025	-
Balanced Fund	436,396	103,863	-	-	2,413,933	8,631,905	2,850,329	8,735,768
Growth Opportunities Fund	-	1,913,084	-	-	21,388,311	18,237,016	21,388,311	20,150,100
Small Company Fund	2,031,949	2,657,990	-	-	6,685,473	20,113,762	8,717,422	22,771,752

*Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**The Funds designated as long-term dividend, pursuant to the Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the fiscal year or period ended March 31, 2016.
***Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

At March 31, 2016, the following Funds had net capital loss carryforwards available for U.S. federal income tax purposes to offset future net realized capital gains. Details of the capital loss carryforwards are listed in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration date:

	Expiring Capital Loss Carryforwards		No Expiration
	Year(s) of Expiration	Amount	Short Term	Long Term	Total
Short-Intermediate Bond Fund	2017	$577,072	$183,979	$583,435	$1,344,486
Income Fund	-	-	163,149	198,254	361,403
Nebraska Tax-Free Fund	-	-	-	153,063	153,063

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year ("Post-October losses" and "Late Year Losses", respectively) may be deferred and treated as occurring

50

NOTES TO FINANCIAL STATEMENTS
March 31, 2016

on the first business day of the following fiscal year. For the year ended March 31, 2016, the Funds deferred losses to April 1, 2016 as follows:

Late Year Ordinary Losses
Growth Opportunities Fund	$29,120

The Funds comply with FASB ASC Topic 740, "Income Taxes." FASB ASC Topic 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund's tax return to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Funds with tax positions not deemed to meet the "more-likely-than-not" threshold would be required to record a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax position taken in returns for the tax years ended March 31, 2013 through March 31, 2016, which remain subject to examination by all major tax jurisdictions, including federal and the State of Nebraska. Management completed an evaluation of the Funds' tax positions and based on that evaluation, determined that no tax liability resulted from unrecognized tax benefits related to uncertain tax positions and therefore no provision for federal income tax was required in the Funds' financial statements for the year or period ended March 31, 2016.

7. Subsequent Events
Management has evaluated subsequent events for the Funds through the date the financial statements are issued, and has concluded there were no events that require adjustments to the financial statements or disclosure in the notes.

51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Tributary Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Tributary Funds, Inc., comprising Tributary Short-Intermediate Bond Fund, Tributary Income Fund, Tributary Nebraska Tax-Free Fund, Tributary Balanced Fund, Tributary Growth Opportunities Fund and Tributary Small Company Fund (the "Funds") as of March 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the period January 1, 2016 (commencement of operations) to March 31, 2016 for Tributary Nebraska Tax-Free Fund, and the related statements of operations and changes in net assets and financial highlights for the year then ended for the remainder of the Funds.  These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial statements and financial highlights for the periods ended on or prior to March 31, 2015 were audited by other auditors whose report dated May 27, 2015, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tributary Short-Intermediate Bond Fund, Tributary Income Fund, Tributary Nebraska Tax-Free Fund, Tributary Balanced Fund, Tributary Growth Opportunities Fund and Tributary Small Company Fund as of March 31, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
May 27, 2016

52

ADDITIONAL FUND INFORMATION
March 31, 2016 (Unaudited)

Proxy Voting Policy
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-662-4203. The information also is included in the Company's Statement of Additional Information, which is available on the Funds' website at www.tributaryfunds.com and on the Securities and Exchange Commission's (the "SEC") website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available without charge, upon request, by writing to the Company at P.O. Box 219022, Kansas City, Missouri, 64141-6002, by calling 1-800-662-4203 and on the SEC's website at www.sec.gov.

Quarterly Holdings
The Company files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Federal Income Tax Information
The information reported below is for the year or period ended March 31, 2016. Foreign tax and qualified dividend information for the calendar year 2016 will be provided on your 2016 Form 1099-DIV.
For the year or period ended March 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the American Taxpayer Relief Act of 2012. Complete information for calendar year 2016 will be reported in conjunction with your 2016 Form 1099-DIV.
For the year ended March 31, 2016, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Internal Revenue Code ("Code"), as qualified dividends:
Qualified Dividend Income
Short-Intermediate Bond Fund	0.92%
Income Fund	0.69%
Balanced Fund	100.00%
Small Company Fund	100.00%

For the year ended March 31, 2016, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:
Dividends Received Deduction
Short-Intermediate Bond Fund	0.92%
Income Fund	0.69%
Balanced Fund	100.00%
Small Company Fund	100.00%

For the year ended March 31, 2016, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as qualified interest income exempt from U.S. tax for foreign shareholders:
Qualified Interest Income
Short-Intermediate Bond Fund	81.05%
Income Fund	82.02%
Balanced Fund	47.69%

For the year or period ended March 31, 2016, Small Company Fund designates 45.91% of its income distributions as short-term capital gain dividends exempt from U.S. tax for foreign shareholders and Nebraska Tax-Free Fund designates 99.83% of its income dividend distributed as tax-exempt dividends.

53

ADDITIONAL FUND INFORMATION
March 31, 2016 (Unaudited)

Table of Shareholder Expenses
As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015, through March 31, 2016.
Actual Expenses – The first line under each Fund of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each Fund of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning	Ending	Expenses	Expense	Beginning	Ending	Expenses	Expense
	Account	Account	Paid	Ratio	Account	Account	Paid	Ratio
	Value	Value	During	During	Value	Value	During	During
	10/1/15	3/31/16	Period*	Period*	10/1/15	3/31/16	Period*	Period*
Short-Intermediate Bond Fund
Institutional Class	$1,000.00	$1,006.90	$3.61	0.72%	$1,000.00	$1,021.40	$3.64	0.72%
Institutional Plus Class	1,000.00	1,008.90	2.71	0.54	1,000.00	1,022.30	2.73	0.54
Income Fund
Institutional Class	$1,000.00	$1,020.29	$3.64	0.72%	$1,000.00	$1,021.40	$3.64	0.72%
Institutional Plus Class	1,000.00	1,020.69	3.23	0.64	1,000.00	1,021.80	3.23	0.64
Nebraska Tax-Free Fund
Institutional Plus Class	$1,000.00	$1,013.50	$1.11	0.45%	$1,000.00	$1,011.20	$1.11	0.45%
Balanced Fund
Institutional Class	$1,000.00	$1,036.49	$6.06	1.19%	$1,000.00	$1,019.05	$6.01	1.19%
Institutional Plus Class	1,000.00	1,037.48	5.04	0.99	1,000.00	1,020.05	5.00	0.99
Growth Opportunities Fund
Institutional Class	$1,000.00	$1,034.38	$5.95	1.17%	$1,000.00	$1,019.15	$5.91	1.17%
Institutional Plus Class	1,000.00	1,034.72	4.78	0.94	1,000.00	1,020.30	4.75	0.94
Small Company Fund
Institutional Class	$1,000.00	$1,075.81	$6.02	1.16%	$1,000.00	$1,019.20	$5.86	1.16%
Institutional Plus Class	1,000.00	1,076.46	5.14	0.99	1,000.00	1,020.05	5.00	0.99

*	Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 to reflect the half-year period (except that the average account values reflect the Nebraska Tax-Free Fund's actual return information for the 90-day period between January 1, 2016, the commencement date of Fund operations, through March 31, 2016).

54

DIRECTORS AND OFFICERS
March 31, 2016 (Unaudited)

Overall, responsibility for management of the Company rests with its Board, which is elected by the shareholders of the Company, The Company is managed by the Directors in accordance with the laws governing corporations in Nebraska. The Board oversees all of the Funds. Directors serve until their respective successors have been elected and qualified or until their ealier death, resignation or removal. The Directors elect the officers of the Company to supervise its day-to-day operations.
Information about the Directors and officers of the Company is set forth below. The Funds' Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-662-4203 or on the Fund's website www.tributaryfunds.com.

Name, Address[1], Age and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director during Past 5 Years
Interested Directors
Stephen R. Frantz[2] Age: 57 Director/President	Indefinite; Since 2010.	Managing Partner, Tributary Capital Management, LLC (May 2010 to present) Chief Investment Officer, First Investment Group (January 2005 to May 2010); Chief Investment Officer, FNBO Fund Advisers (January 2005 to May 2010).	6	None.
Independent Directors
Robert A. Reed Age: 76 Director; Corporate Governance and Nominations Committee Chair	Indefinite; Since 1994.	Retired. President and Chief Executive Officer, Physicians Mutual Insurance Company and Physicians Life Insurance Company (1974 to December 2014).	6	None.
Gary D. Parker Age: 70 Director; Audit Committee Chair	Indefinite; Since 2005.	Retired.	6	None.
John J. McCartney Age: 72 Lead Independent Director	Indefinite; Since 2010.	Retired.	6	None.
1 The address for all Directors is 1620 Dodge Street, Omaha, Nebraska 68102.
2 As defined in the 1940 Act, Mr. Frantz is an "interested" director because he is an officer of Tributary, the Funds' investment adviser.

55

ADDITIONAL FUND INFORMATION
March 31, 2016 (Unaudited)

Name, Address, Age and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Karen Shaw[3] Age: 43 Treasurer; Principal Financial Officer	Indefinite; Since August 2015.	Senior Vice President, Atlantic Fund Services (2008-present).
Rodney L. Ruehle[4] Age: 47 Chief Compliance and Anti-Money Laundering Officer	Indefinite; Since August 2009.
Compliance Officer of Penn Series Funds, Inc. (2012 –present); Chief Compliance Officer of Advisers Investment Trust (2011 – present); Chief Compliance Officer of Asset Management Fund (2009 –present); Chief Compliance Officer of Tributary Funds, Inc. (2009 – present); Director, Beacon Hill Fund Services, Inc. (2008 – present).

Marc Parsons[3] Age: 46 Secretary	Indefinite; Since October 2015.	Senior Counsel, Atlantic (2015 – present); Senior Legal Counsel, Fidelity Investments. (2006 – 2014).

3 The address for Ms. Shaw and Mr. Parsons is Three Canal Plaza, Suite 600, Portland, ME 04101.
4 The address for Mr Ruehle is 325 John H. McConnell Blvd., Suite 150, Columbus, OH 43215.

56

INVESTMENT ADVISORY AGREEMENT APPROVAL
March 31, 2016 (Unaudited)
Review and Approval of the Funds' Advisory and Sub-Advisory Agreements
On November 17, 2015, the Board of Directors (the "Board") of Tributary Funds, Inc. (the "Funds"), including all of the Directors who are not parties to any of the investment advisory or sub-advisory agreements for the Company or "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any party to such agreements (the "Independent Directors") voted to approve (i) the Investment Advisory Agreement dated December 31, 2015 ("Tributary Agreement"), between the Nebraska Tax-Free Fund ("New Fund") and Tributary Capital Management, LLC ("Tributary"), the investment adviser to the Funds, and (ii) the Investment Sub-Advisory Agreement dated December 31, 2015 ("FNFA Agreement"), between Tributary and FNFA with respect to the Nebraska Tax-Free Fund.
Tributary Capital Management, LLC
In its deliberations, the Board did not identify any single piece of information that was controlling or determinative for its decision respecting the investment advisory agreement with Tributary.  However, the following are the Board's conclusions respecting the material factors the Board considered when approving the continuance of the investment advisory agreement with Tributary.

Nature, Extent, and Quality of Services to be Provided.
The Board received and considered a variety of information pertaining to the nature, extent, and quality of services to be provided by Tributary under the Investment Advisory Agreement between the Company and Tributary (the "Tributary Agreement").  The Board noted that portfolio managers who would be providing services to the New Fund are employed by FNFA. The Board carefully evaluated the nature, quality, and extent of Tributary's advisory services.  The Board noted the apparent absence of potential conflicts of interest.  The Board also evaluated Tributary's organization, resources, and research capabilities.  The Board requested and evaluated Tributary's organizational documents, including its registration with the SEC.  Based on the historical financial stability of First National and its parent company as it relates to the operations of Tributary, the Board concluded that Tributary would be sufficiently capitalized to satisfy its obligations to the New Fund.  After reviewing the foregoing information and further information in Tributary's responses (e.g., descriptions of Tributary's business, its compliance programs, and its Form ADV), the Board concluded that, in light of all the facts and circumstances, the quality, extent, and nature of the services to be provided by Tributary were satisfactory and adequate for the New Fund.

Investment Performance.
The Board recognized that the investment objective and principal investment strategies of the New Fund are expected to continue substantially unchanged under the Tributary Agreement as currently in place with the Nebraska Tax Free Common Trust Fund ("CTF").  Additionally, the Board noted that the performance data for the CTF will be next discussed during the review of FNFA, the sub-adviser to the New Fund.

After reviewing and discussing the performance of the CTF further, FNFA's portfolio managers' experience managing the CTF, and Tributary's historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the CTF and Tributary was satisfactory.

Cost of Services Provided and Profitability.
The Board reviewed Tributary's proposed advisory fee in relation to the nature, extent, and quality of services to be provided by Tributary.  The Board noted that the advisory fee was consistent with current advisory fees charged by similar advisers for comparable funds with comparable objectives.  The Board also noted that the New Fund's expense ratio was consistent with expense ratios of funds within its peer group.  The Board considered that the New Fund's advisory fees and total expense ratio are lower than the respective peer group averages.    The Expense Cap Agreement, further discussed below, as proposed, was reviewed; this Agreement allows for overall expenses for New Fund shareholders to be competitive.  Based on the foregoing, the Board concluded that the fees to be paid to Tributary, the costs of the services to be provided, and the profits that may be realized by Tributary, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Tributary and that they reflected charges within a range of what could have been negotiated at arm's length.

Economies of Scale.
The Board also noted that Tributary could realize economies of scale and synergies of operations as it manages the New Fund but that the small number of investment professionals and limited amount of assets under management could limit such economies of scale.

57

INVESTMENT ADVISORY AGREEMENT APPROVAL
March 31, 2016 (Unaudited)

Employment Arrangements.
The Board considered Tributary's personnel, as well as its plans for attracting and retaining high quality investment professionals.  The Board reviewed each of these individual's biographies.  The Board noted that each portfolio manager providing services to the New Fund is employed by FNFA and that the employment arrangements of FNFA would be discussed later.

Legal Consideration.
The Board noted that it was not aware of any pending or anticipated legal proceedings or investigations involving Tributary.

Other Considerations.
The Board also identified and considered benefits that could be anticipated to accrue to Tributary because of its relationship with the New Fund, including enhanced marketing.

Based on the Board's deliberations and its evaluation of the information described above, the Board unanimously, including all of its Independent Directors concluded (a) that the terms of the Tributary Agreement are fair and reasonable; and (b) that Tributary fees under the Tributary Agreement are reasonable in light of the services that Tributary will provide to the New Fund.

First National Fund Advisers
In its deliberations, the Board did not identify any single piece of information that was controlling or determinative for its decision respecting the investment advisory agreement with FNFA.  However, the following are the Board's conclusions respecting the material factors the Board considered when approving the continuance of the investment advisory agreement with FNFA.

Nature, Extent, and Quality of Services to be Provided.
The Board received and considered a variety of information pertaining to the nature, extent, and quality of services to be provided by FNFA under the FNFA Agreement.  The Board reviewed biographical information for each portfolio manager employed by FNFA who would be providing services under the FNFA Agreement and noted the breadth and depth of experience presented (including that of the personnel servicing the New Fund). The Board carefully evaluated the nature, quality, and extent of FNFA's advisory services, including its services as sub-adviser to Tributary on behalf of the New Funds.  The Board noted the apparent absence of potential conflicts of interest.  The Board also evaluated FNFA's organization, resources, and research capabilities, which the Board noted were consistent with those of Tributary.  The Board requested and evaluated FNFA's organizational documents, including its registration with the SEC.  Based on the historical financial stability of First National and its parent company as it relates to the operations of FNFA, the Board concluded that FNFA (through Tributary) would be sufficiently capitalized to satisfy its obligations to the New Fund.  After reviewing the foregoing information and further information in FNFA's responses (e.g., descriptions of FNFA's business, its compliance programs, and its Form ADV), the Board concluded that, in light of all the facts and circumstances, the quality, extent, and nature of the services to be provided by FNFA were satisfactory and adequate for the New Fund.

Investment Performance.
The Board recognized that the investment objective and principal investment strategies of the New Funds are expected to continue substantially unchanged under the FNFA Agreement as is currently in place for the CTF.  The Board reviewed the Lipper "peer groups" as an appropriate benchmark for evaluating the performance to be achieved by FNFA for the New Fund.  The Board noted that the CTF's performance outperformed some comparable funds and underperformed others. The Board noted that the CTF outperformed its Lipper peer group averages and for the one-year and three-year periods After reviewing and discussing the performance of the CTF further, FNFA's portfolio managers' experience managing the FNFA Funds, FNFA's historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the CTF and FNFA was satisfactory.

Cost of Services Provided and Profitability.
The Board reviewed the rate of FNFA's sub-advisory fee in relation to the nature, extent, and quality of services to be provided by FNFA.  The Board noted the consistency of the proposed sub-advisory fee with current sub-advisory fees charged by similar sub-advisers for comparable funds with comparable objectives.  The Board noted that Tributary – not the FNFA Funds – would pay the proposed sub-advisory fee to FNFA.  The Board also noted that the New Fund's expense ratio was in line with expense ratios of funds within their peer

58

INVESTMENT ADVISORY AGREEMENT APPROVAL
March 31, 2016 (Unaudited)

group.  The Expense Cap Agreement, further discussed below, was reviewed; this Agreement allows for overall expenses for New Fund shareholders to remain competitive.

The Board considered that the New Fund's advisory fee and total expense ratio are lower than its respective peer group averages. Based on the foregoing, the Board concluded that the fee to be paid to FNFA, the costs of the services to be provided, and the profits that may be realized by FNFA, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by FNFA and that they reflected charges within a range of what could have been negotiated at arm's length.

Economies of Scale.
The Board also noted that FNFA could realize economies of scale and synergies of operations as it manages the FNFA Funds but that the small number of investment professionals and small amount of assets under management could limit such economies of scale.

Employment Arrangements.
The Board considered FNFA's personnel as well as its plans for attracting and retaining high quality investment professionals.  The Board reviewed each of these individuals' biographies.  The Board also considered FNFA's method for determining the compensation of each of the portfolio managers.  It was noted that FNFA offers a competitive compensation package that includes incentive bonus payments, firm contributions to 401K plans and continuing education.  Finally, it was noted that FNFA provides a workplace environment that is conducive to attracting and retaining high quality investment professionals.  The Board found this method to be consistent with methodologies used by Tributary.

Legal Consideration.
The Board noted that it was not aware of any pending or anticipated legal proceedings or investigations involving FNFA.

Other Considerations.
The Board also identified and considered benefits that could be anticipated to accrue to FNFA because of its relationship with the FNFA Funds, including enhanced marketing.

Based on the Board's deliberations and its evaluation of the information described above, the Board unanimously, including all of its Independent Directors concluded (a) that the terms of the FNFA Agreement are fair and reasonable; and (b) that FNFA's fee under the FNFA Agreement is reasonable in light of the services that FNFA provided to the New Fund.

59

TRIBUTARY FUNDS

Investment Adviser
Tributary Capital Management, LLC
1620 Dodge Street, Stop 1089
Omaha, Nebraska 68197

Investment Sub-Adviser
(Short-Intermediate Bond Fund, Income Fund, Nebraska Tax-Free Fund, Balanced Fund and Growth Opportunities Fund only)
First National Fund Advisers 215 West Oak Street, 4th Floor Fort Collins, Colorado 80521

Custodian
MUFG Union Bank, N.A.
350 California Street
San Francisco, California 94104

Co-Administrators
Atlantic Fund Services, LLC
Three Canal Plaza
Portland, Maine 04101

Tributary Capital Management, LLC
1620 Dodge Street, Stop 1089
Omaha, Nebraska 68197

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, Nebraska 68130

Legal Counsel
Husch Blackwell LLP
13330 California Street, Suite 200
Omaha, Nebraska 68154

Compliance Services
Beacon Hill Fund Services, Inc.
325 John H. McConnell Blvd, Suite 150
Columbus, Ohio 43215

This report has been prepared for the general information of Tributary Funds' shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Tributary Funds' prospectus. The prospectus contains more complete information about Tributary Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.

For more information
call 1-800-662-4203

or write to:
Tributary Funds Service Center
P.O. Box 219022
Kansas City, Missouri 64121-9022

or go to:
www.tributaryfunds.com

or email:
ClientServices@tributarycapital.com

1167-NLD-4/26/2016
TF-ANR-0316

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1) on this Form N-CSR. There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
The audit committee financial expert is John J. McCartney who is "independent" for purposes of this Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were  $89,000  in 2015 and $84,000  in 2016.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,808 in 2015 and $0 in 2016.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $23,625 in 2015 and $18,000 in 2016. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2015 and $0 in 2016.

(e) (1) Audit Committee Pre-Approval Policies and Procedures: The registrant's Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2015 and $0 in 2016. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of the report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since the registrant last disclosed such procedures.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)The Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibits filed herewith).

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Tributary Funds, Inc.

By /s/ Karen Shaw
    Karen Shaw
   Treasurer

Date May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Stephen R. Frantz
    Stephen R. Frantz
    President

Date May 26, 2016

By /s/ Karen Shaw
    Karen Shaw
   Treasurer

Date May 26, 2016